Filed with the Securities and Exchange Commission on June 2, 2025
Registration No. 2-89905-01
Registration No. 811-21886
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 53	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ /
Amendment No. 49	/ X /
(Check appropriate box or boxes.)

NML Variable Annuity Account C
(Exact Name of Registered Separate Account)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Insurance Company)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Insurance Company’s Principal Executive Offices)	(Zip Code)

Insurance Company’s Telephone Number, including Area Code	414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal & Public Affairs Officer The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copy to:
Wade C. DeArmond
Assistant General Counsel and
Assistant Secretary

720 East Wisconsin Avenue
Milwaukee, WI 53202-4797
(414) 665-6725 office
(414) 625-6725 fax
wadedearmond@northwesternmutual.com
Approximate Date of Proposed Public Offering	Continuous
It is proposed that this filing will become effective: (check appropriate space)
	immediately upon filing pursuant to paragraph (b) of Rule 485
x	on July 1, 2025 pursuant to paragraph (b) of Rule 485
	60 days after filing pursuant to paragraph (a)(1) of Rule 485
	on _________________pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”)
If appropriate, check the following space:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each space that appropriately characterizes the Registrant:

New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

X	Insurance Company relying on Rule 12h-7 under the Exchange Act
Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
Title of Securities Being Registered: Interests in Group Combination Annuity Contracts

Group Combination Annuity (Account C)
Issued by The Northwestern Mutual Life Insurance Company and NML Variable Annuity Account C
Prospectus July 1, 2025
This prospectus describes two classes of the Select Payment Variable Annuity Contract: a front-load version (in which a sales charge is assessed if and when Purchase Payments are made) and a simplified-load version (in which no sales charge is assessed). This prospectus describes an unallocated Group Combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:
Variable Options
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Managed Portfolio (“Inflation Protection Portfolio” until 09/30/2025)
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Active/Passive Conservative Portfolio
- Active/Passive Balanced Portfolio (formerly “Balanced Portfolio”)
- Active/Passive Moderate Portfolio (formerly “Asset Allocation Portfolio”)
- Active/Passive Aggressive Portfolio
- Active/Passive All Equity Portfolio
American Funds Insurance Series®
- Growth Fund
- Global Growth Fund
- New World Fund®
- The Bond Fund of America®
- Capital World Bond Fund®
- American High-Income Trust®
BlackRock Variable Series Funds
- International Index V.I. Fund
- Total Return V.I. Fund
Columbia Funds Variable Insurance Trust
- Small Cap Value Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP ContrafundSM Portfolio
- VIP Value Strategies Portfolio
- VIP Health Care Portfolio
- VIP Technology Portfolio
- VIP Bond Index Portfolio
John Hancock Variable Insurance Trust
- Disciplined Value International Trust
- Real Estate Securities Trust
- Strategic Income Opportunities Trust
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Aggressive Strategy Fund
- Equity Aggressive Strategy Fund
Fixed Options
- Guaranteed Return Fund (in 1-,3-, and 5-year durations)
The Contract (including the fixed option) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees (including the fixed option) are contingent upon the claims-paying ability of the Company. Some terms of the Contract may differ from the terms of the Contract delivered in another state because of state specific legal requirements.
Please read carefully this prospectus or any accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties.

In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Purchase Payment(s) or your Contract Value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans. Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission's staff and is available at www.Investor.gov.

Glossary of Special Terms
Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:
Accumulation Unit—An accounting unit of measure representing the contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” (“AUV”) means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.
Annuitant—A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.
Annuity Payments—Money we pay under a variable income plan or a fixed income plan during the annuitization phase of the Contract.
Annuity Unit—An accounting unit of measure representing the actuarial value of an interest in a variable income plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.
Certificate—A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.
Company—The Northwestern Mutual Life Insurance Company.
Contract—The agreement between you and us described in this variable annuity prospectus.
Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.
Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
Guaranteed Return Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).
Income Plan —An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan”.
Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Return Fund before the end of a Guaranteed Period.
Northwestern Mutual—The Northwestern Mutual Life Insurance Company.
Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.
Penalty Tax—If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)
Plan—The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.
Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.
Prospectus— The full statutory prospectus for the Contract.
Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.
Separate Account—The account the Company has established pursuant to Wisconsin law for those assets that, although belonging to the Company, are reserved for you and other owners of variable annuity contracts supported by the Separate Account.
Account C Prospectus

Summary Prospectus—The summary version of the Contract, which summarizes key information found in the Prospectus for the Contract.
Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.
Withdrawal Amount—The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.
Account C Prospectus

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawal	If you surrender your Contract, you will not be assessed a surrender charge.			Fee and Expense Tables – Contract Fees and Expenses
Transaction Charges	You may be charged for other transactions, such as certain tax-related charges, as well as front-end sales load on front-load Contracts.			Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee and Expense Tables – Contract Fees and Expenses, Range of Annual Portfolio Operating Expenses, and Examples
	Annual Fee	Minimum	Maximum
	Base Contract (varies depending on whether Contract class is front-load or simplified- load)	0.65%[1]	1.25%[1]
	Investment Options (Portfolio company fees and expenses)	0.14%[2]	2.73%[2]
1 As a percentage of average total net assets attributable to the Contract for the fiscal year ended December 31, 2024. [2] As a percentage of Portfolio assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

	LOWEST ANNUAL COST $821[1]	HIGHEST ANNUAL COST $4,328[1]
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of Contract
Classes and Portfolio fees and expenses
●No sales charges
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of Contract Classes and
Portfolio fees and expenses
●No sales charges
●No additional Purchase
Payments, transfers or
withdrawals

[1] The lowest and highest dollar amount of fees that would be assessed, based on the assumptions described in the tabular presentation above, for each of the first 10 Contract years.
RISKS
Risk of Loss	You can lose money by investing in the Contract.			The Investment Options
Account C Prospectus

	RISKS	Cross-Reference(s) to Location in Prospectus
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings.	The Contract – Generally
Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options ( Portfolios) and fixed account options you choose. Each Portfolio
(including any fixed account investment options) will have its own unique risks.
You should review these investment options Portfolios before making an investment decision.
The Guaranteed Return Fund (GRF) accounts, fixed investment options offered under the Contracts, are subject to the risk of negative Market Value
Adjustment (MVA) which could decrease the amount available for transfer or withdrawal from a GRF account. You should carefully consider the effects of a negative MVA before making a transfer or withdrawal from a GRF account.
The Investment Options
Insurance Company Risks
Investment in the Contract is subject to the risks related to the Depositor
( Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888)
455-2232.
The Company
RESTRICTIONS
Investments
Transfer requests involving the fixed account options are subject to special restrictions, including individual state law restrictions as to availability or amounts. These options are available only during the accumulation phase of your Contract and after your initial investment may be subject to limits on additional amounts, including minimum required investments or maximum limits on total amounts. Transfers out of these fixed options are also subject to specific limitations, including charges, and monies moved out of these options may limit the availability of any positive market value adjustment that might otherwise apply.
Transfers among Divisions are subject to the Contract’s short-term and excessive trading policies.
Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio for such Portfolio.

The Investment
Options – Fixed
Options and The
Contract – Purchase
Payments Under the
Contract
(Guaranteed
Account Investment
Minimums and
Maximums)
The Investment
Options (Short Term
and Excessive
Trading)
Contract Owner
Services
(Substitution of
Portfolio Shares and
Other Changes)

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. Some distributions will generally be subject to ordinary income tax rates, and may be subject to penalties.
Federal Income Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
The Contract is sold exclusively through financial representatives of
Northwestern Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of Purchase Payments, and Northwestern
Mutual may share revenue it earns on the Contract with its affiliated broker-
dealer. These financial representatives may have a financial incentive to offer or recommend the Contract over other investments.
Additional Information – The Distributor

Account C Prospectus

Overview of the Contract
The Contracts are unallocated group annuity contracts, the purpose of which is primarily to provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.
We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. The Contracts are not intended for short term-investment and are therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
During the years when funds are being paid into the Contract, known as the accumulation (savings) phase, the earnings accumulate on a tax-deferred basis. The annuitization (income) period begins when a participant retires or otherwise becomes entitled to receive benefits and you direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) All or a portion of such payments will be taxed as ordinary income. We will then pay retirement benefits in a lump sum or under a variable or fixed income plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Income Plans.”) The amount accumulated under the Contract, including the results of investment performance of the Divisions, and interest earned under the fixed options, will determine the amount of the Retirement Benefit. Additional information about the Portfolios in which the Divisions invest is provided in the Appendix (see "Appendix A: Portfolios Available Under Your Contract). Benefits available to participants are determined entirely by the provisions of the Plan or Trust.
In addition to the Divisions which vary with the investment experience of the underlying Portfolios, the Contracts offer fixed options (Guaranteed Return Fund or “GRF” accounts) that credit interest at declared rates.
Below are other features and options that the Contract offers.
●
Accessing your money. To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the contract value by submitting a request in writing, subject to our administrative procedures. Withdrawal rights during the annuitization period will depend on the income plan selected.
●
Tax treatment. You may transfer Contract Value among the Divisions and the fixed options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when (1) you make a withdrawal or surrender; (2) you receive an annuity payments under the Contract; or (3) upon payment of the retirement benefit.
●
Retirement Benefit. You may direct us to pay retirement benefits to an Annuitant at any time while your contract is in force. Upon your request, benefits may be paid in a lump sum or under an Income Plan. If a participant under your retirement plan or trust dies before retirement, any retirement benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the Income Plan in effect at that time.
Account C Prospectus

Fee and Expense Tables
Contract Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. There are two sets of tables: one for a front-load Contract (in which a sales charge is assessed when Purchase Payments are made) and one for a one for a simplified-load Contract (in which a sales charge is assessed). Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The Transaction Expenses tables describe the fees and expenses that you will pay at the time that you buy the Contract, surrender, or transfer Contract Value between investment options. These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.
Front-Load Contract (in which a sales charge is assessed when Purchase Payments are made)

Transaction Expenses	Maximum Fee	Current Fee
Maximum Sales Load (as a percentage of Purchase Payments)[1]	4.5%	4.5%
Transfer Fee	N/A	N/A
Expedited Delivery Charge[2]	$17	$17
Wire Transfer Fee[3]	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
Annual Contract Expenses	Maximum Fee	Current Fee
Administrative Expenses[4]	$150	$150
Base Contract Expenses (as a percentage of Separate Account assets)[5]	1.00%	0.65%
Simplified-Load Contract (in which a one-time sales charge is assessed)
Transaction Expenses	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[1]	None	None
Installation Fee	$750	$750
Expedited Delivery Charges[2]	$17	$17
Wire Transfer Fee[3]	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
Annual Contract Expenses	Maximum Fee	Current Fee
Administrative Expenses[4]	$150	$150
Base Contract Expenses (as a percentage of Separate Account assets)[5]	1.50%	1.25%
1 The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments.
2 For express mail delivery with signature required; the express mail delivery charge without signature is $15.
3 We also charge $15 for wire transfers in connection with withdrawals.
4 We charge an Annual Contract Fee of $150. We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future. We will give at least 30 days prior notice.
5 We guarantee the current Base Contract Expense for five years from the date of this prospectus. Thereafter, we reserve the right to raise the Base Contract Expense to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the base contract expense as well as other Contract terms.
Account C Prospectus

Annual Portfolio Operating Expenses
The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found at the back of this document (i.e., Appendix A: Portfolios Available Under Your Contract).
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.14%	2.73%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.14%	2.68%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses as of December 31, 2024 charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
For more information about voluntary fee waivers that may be in place, see the “Charges” section.
Examples1
The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract expenses, and annual Portfolio expenses. The Examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum expenses of the underlying Portfolios (as set forth above) as well as the Optional Enhanced Death Benefit Maximum Charge. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
Front-Load Contract
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$8,038	$15,348	$22,845	$42,437
If you annuitize at the end of the applicable time period:	$8,038	$15,348	$22,845	$42,437
If you do not surrender your Contract:	$8,038	$15,348	$22,845	$42,437
Simplified-Load Contract
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$4,214	$12,808	$21,534	$43,945
If you annuitize at the end of the applicable time period:	$4,214	$12,808	$21,534	$43,945
If you do not surrender your Contract:	$4,214	$12,808	$21,534	$43,945
1 Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.
The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Charges” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the Base Contract Charge. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.
Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Account C Prospectus

Principal Risks
Investment Risk You can lose money by investing in the Contract.
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio (including any fixed account investment options) will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.
Insurance Company Risks Investment in the Contract is subject to the risks related to the depositor (Northwestern Mutual), and any obligations (including any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888) 455-2232.
Cybersecurity & Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Contract due to a disaster or other catastrophe.
The Company
The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $378 billion as of December 31, 2024. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
In addition to your fixed account allocations, General Account assets are used to guarantee the payment of the benefits under the Contract. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely,
Account C Prospectus

though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
The Separate Account
We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.
You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.
When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:
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Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.
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Invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased.
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Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.
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Create new separate accounts.
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Combine the Separate Account with any other separate account.
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Transfer the assets and liabilities of the Separate Account to another separate account.
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Transfer cash from time to time between the Company’s General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.
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On behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to Contracts supported by the Separate Account to the Company’s General Account.
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Add, delete, or make changes to the securities and other assets that are held or purchased by the Separate Account.
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Terminate and/or liquidate the Separate Account.
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Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.
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Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.
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The Investment Options
The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.
Variable Options
The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; American Funds Insurance Series®; BlackRock Variable Series Funds; Columbia Funds Variable Insurance Trust; Credit Suisse Trust; Fidelity® Variable Insurance Products; John Hancock Variable Insurance Trust; Neuberger Berman Advisers Management Trust; and Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio.
There can be no assurance that the Portfolios will realize their objectives. You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this prospectus. Read the prospectus carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive The Contract makes available both proprietary and non-proprietary Portfolios. The Northwestern Mutual Series Fund, Inc. is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Contract, we consider during the selection process whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Contracts and Portfolios. The Company and its affiliates may profit from these payments.
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While not currently the case, certain Portfolios available under the Contract may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We consider receipt of these payments when deciding whether to offer a Portfolio.
Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
Transfers Between Divisions Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Income Plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.
We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.
If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. After the effective date of a variable Income Plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other Income Plan. An administrative charge may apply.
Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners, except to the extent we are prevented from doing so under applicable or federal law or regulations. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Contract year or two round trip transfers are made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Contract year or one round
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trip transfer is made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.
Fixed Options
During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state and under your Contract. To find out if a Guaranteed Return Fund Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.
The Guaranteed Return Fund Accounts
General During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.
Interest Rates Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.
Interest rate bands for the simplified-load contracts are as follows:
Contract Size		Interest Rate
At Least	But less than
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
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Contract Size		Interest Rate
At Least	But less than
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%
Interest rate bands for the front-load contracts are shown below.
Contract Size		Interest Rate
At Least	But less than
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%
Maturity Dates GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:
If the Plan Year End Date is	Example	The Maturity Dates are
The first day of the month	01/01	01/01 04/01 07/01 10/01
The last day of the month	03/31 or 06/30	03/31 06/30 09/30 12/31
Neither the first nor the last day of the month	01/10	01/10 04/10 07/10 10/10
If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2020, all the deposits will mature on March 31, 2021. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the “Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.
Options at Maturity When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Government Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Government Money Market Investment Division. Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).
Market Value Adjustment A Market Value Adjustment (“MVA”) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.
In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of
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the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.
Other Information Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.”) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the 1940 Act. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this prospectus regarding the GRF.
The Contracts
Unallocated Group Annuity Contracts
We offered two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.
When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed income plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Income Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.
Purchase Payments Under The Contracts
Amount and Frequency You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”) or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.
You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.
Application of Purchase Payments We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Government Money Market Division.
We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more Divisions. Accumulation Units represent your interest in the Separate Account.
The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of that Division we make after we receive your Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the NYSE for each day the Exchange is open.
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The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment Factor for the Division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.
Net Investment Factor
For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.
Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)
The Portfolios will distribute investment income and realized capital gains to the Separate Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.
Benefits Provided Under The Contracts
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
The benefits provided under the Contracts consist of a surrender value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the Income Plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the Income Plan in effect at that time.
Benefits Available Under the Contract
The following table summarizes information about a variety of standard benefits available under the Contract. If applicable, information about the fees associated with a benefit included in the table may be found in the Fees and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Surrender or Withdrawal Value	You may terminate the Contract and redeem the value of Accumulation Units credited to the Contract	Standard	No charge[1]	●You may surrender all or a portion of the Accumulation Units ●Withdrawal rights during annuitization period will depend on income plan selected
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Retirement Benefits	The Contract allows for a retirement benefit to be paid to an Annuitant in a lump sum or under a fixed or variable Income Plan	Standard	No charge[1]
●Paid in lump sum or under income
plan
●May be subject to federal income
tax and tax penalty
●Amounts accumulated under
Contract may not be sufficient to
provide retirement benefits under
the Plan or Trust

Income Plans	Annuity payments and retirement benefit payments are payable under various income plans on a variable or fixed basis	Standard	No charge[1]
●Plans for annuity payments for a
specified period are not available
for Contracts issued after
May 1, 2013
●Variable income plans are subject
to some Contract charges (as well
as expenses of the underlying
Portfolios) and are subject to
market risk
●Fixed income plans are funded
through withdrawals from the
Separate Account and may be
subject to a withdrawal charge
●Transfers between income plans
are only allowed under limited
circumstances

1 Variable income plans continue to be assessed Base Contract Charges.
Surrender or Withdrawal Value To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.
A payee under Income Plan 1 (Period Certain) may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under plan 2 (Single Life Income with or without Period Certain) or both payees under Plan 3 (Joint and Survivor Life Income with Period Certain), the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, the date we receive proof of death at our Home Office, or, if later, the date on which a method of payment is elected, with the unpaid payments discounted at the Assumed Investment Rate if received before the close of trading for the NYSE (typically 4:00 p.m. Eastern time). (See “Description of Income Plans.”) If received on or after the closing of the NYSE, we will determine the Withdrawal Value at the close of the next regular trading session of the NYSE.
In reliance on relief from the SEC staff (“SEC Relief”), we may temporarily delay the payment of proceeds from a surrender or withdrawal attributable to the Divisions if we reasonably believe that financial exploitation of an Owner, who is (i) age 65 or older, or (ii) age 18 or older who we reasonably believe has a mental or physical impairment that renders them unable to protect their own interests, has occurred, is occurring, has been attempted, or will be attempted. Subject to the conditions of the SEC Relief, payment of the proceeds may be delayed for up to 55 Valuation Dates. During the period of any such payment delay, the proceeds will be held in the Division of the Separate Account that invests in the Government Money Market Portfolio as we investigate and work with appropriate regulatory and other lawful authorities to resolve the matter. No later than two Valuation Dates after the temporary hold has been imposed, we will provide oral or written notice of the temporary hold and the reason for the temporary hold to the Owner, a trusted contact person the Owner previously identified to us and any other person(s) eligible to submit orders related to the Contract, unless we suspect that other person(s) of having engaged in, engaging in, having attempted or attempting financial exploitation of the Owner.
Retirement Benefits You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Income Plans described below. Your request will state the Income Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits
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(prior to age 59½ or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)
We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects an Income Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.
Income Plans
Generally We will pay part or all of the benefits under a Contract under either a fixed or variable income plan you select, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable income plan, an Annuitant must select the initial allocation of Annuity Units among the Divisions and may reallocate Annuity Units among the Divisions at any time while the variable income plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 (Period Certain) or the period certain under Plans 2 (Single Life with or without Period Certain) or 3 (Joint and Survivor Life Income with Period Certain). We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”
Description of Income Plans The following Income Plans are available:
1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 5 to 30 years (guaranteed only for contracts issued before May 1, 2013).
2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain). An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.
3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain). An annuity payable monthly for a certain period of 10 years and thereafter during the joint lifetime of two Joint Annuitants. On the death of either Joint Annuitants, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.
An Income Plan must result in payments that meet the minimums we require for annuity Income Plans on the date you elect the plan. From time to time, we may establish Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other Income Plans, with provisions and rates as we publish for those plans.
Amount of Annuity Payments We will determine the amount of the first Annuity Payment on the basis of the particular Income Plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Income Plan involves life contingencies. The first payment will be lower if the Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Income Plan in a Portfolio.
Assumed Investment Rate The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 ½%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.
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Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Income Plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.
Charges
We will make the following current charge deductions:
1. Deductions from Purchase Payments:
Front-Load Contract
We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the charge on the cumulative amounts we have received and the rates in the table below:
Cumulative Purchase Payments Paid Under the Contract	Charge (as % of Purchase Payment)	Charge (as % of Amount Invested)
First $150,000	4.50%	4.50%
Next $350,000	3.00%	3.45%
Next $500,000	1.00%	2.23%
Balance over $1,000,000	0.50%	2.07%[1]
1This percentage assumes cumulative Purchase Payments paid under the Contract were $1,100,000.
Simplified-Load Contract
We charge an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.
2. Annual Base Contract Charge. The Net Investment Factor (see “Net Investment Factor”) we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum.
The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.
The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any charge will be made for federal income taxes (see “Federal Income Taxes”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any charge for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.
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3. Administration Fee. We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.
4. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes generally range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.
5. Expenses for the Portfolios and Funds. The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.
For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2024 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.14% to a maximum of 2.68%.
Federal Income Taxes
We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event Contracts should be issued pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.
Contribution Limits
Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $70,000 ($77,500 including catch-up contributions) or 100% of compensation or earned income up to $350,000 (dollar amounts as indexed for 2025). The employer’s deduction for contributions is limited to 25% of eligible payroll.
Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $23,500 in 2025, indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch-up contribution of $7,500 for 2025, indexed thereafter. Effective 2025, SECURE Act 2.0 enhanced the catch-up contribution limits for those employees aged 60-63 for 2025 to $11,250 instead of $7,500. In addition, certain declared federal disaster relief or military service provisions may supplement this information.
Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.
Taxation of Contract Benefits
No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.
Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to the tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59½ or disability) unless payments are made
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after the employee separates from service and payments are paid in substantially equal installments over the life or life expectancy of the employee, or are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.
A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan. Eligible rollover distributions from a section 401(a) or 403(b) plan will be subject to mandatory 20% federal income tax withholding unless the payments are rolled over directly to an “eligible retirement plan” that accepts rollovers. An “eligible retirement plan” includes a tax-qualified plan, an IRA, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship. Other exceptions may apply. Special rules apply to distributions that include contributions made on an after-tax basis, such as Roth and after-tax contributions.
Required Minimum Distributions  Qualified Contracts are subject to required minimum distribution (RMD) rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.
For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 1/2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.
RMDs rules also apply after death. Under recent changes to the law, most beneficiaries must take distributions within ten years. Certain “eligible designated beneficiaries” are permitted to take distributions over life or life expectancy. Eligible designated beneficiaries include spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. There are additional rules for situations where there is no designated beneficiaries or the beneficiary is a trust.
The details of the RMD rules are extremely complex. Consult a tax adviser for additional information.
Withholding  Distributions are generally subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.
Definition of Spouse under Federal Law  The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Annuity Purchases by Residents of Puerto Rico  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Taxation of Northwestern Mutual
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)
Contracts Issued Prior to January 6, 1992
Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992 For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis.
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(See “Appendix A—Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on the next $100,000, 0.2% on the next $200,000 and 0.1% on the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.
Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984 For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.
Contracts Issued Prior to December 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.
Contract Owner Services
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.
Free Look Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required under applicable state law), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.
Amendments and Termination After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to an Income Plan that starts before the amendment becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.
Additional Information
The Distributor  We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.
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Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. However, there are situations where the variable annuity contract will pay greater compensation than investments over certain time periods, which may offer an incentive to your registered representative to recommend a variable annuity contract instead of investments.
Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts help registered representatives and/or their managers qualify for such compensation and benefits.
Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.The Distributor's registered representatives receive ongoing servicing compensation related to the Contracts but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.
Voting Rights As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable Income Plans. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plans, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received, as well as shares of the fund that the insurer itself owns, in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Contract Owners.
A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the SEC or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.
Dividends This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under an Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.
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Any dividends allocated to your Contract will be credited on the Contract anniversary and, under the Company’s current approach, will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account. Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment allocated to the Government Money Market Division. For the coming year, all NN Series front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.30% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.80% on the portion of the average variable Contract value in excess of $500,000.
Speculative Investing Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Abandoned Property Requirements Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.
Legal Proceedings Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
The more investments and annuity products your registered representative sells in a year, the higher percent of commissions or fees your registered representative receives from NMIS for investment products such as mutual funds and the Northwestern Mutual Wealth Management Company (“NMWMC”) investment advisory accounts. The different production levels and increasing percentages tied to those production levels are known as a “grid.”
Deferment of Benefit Payments We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable Income Plan, or the payment of benefits under a variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.
Account C Prospectus

Appendix A—Portfolios Available under Your Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios , which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. In addition to the Portfolios listed below, the Contract also offers fixed options (see “Other Benefits Available Under the Contract - Fixed Options” above), subject to restrictions, which can earn interest for specified periods at declared rates.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc	0.42%[1]	37.82%	14.77%	13.44%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.61%[1]	34.43%	18.22%	16.94%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.43%[1]	22.16%	13.86%	11.88%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.72%[1]	23.86%	10.92%	10.22%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.19%[1]	24.75%	14.30%	12.86%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	10.69%	7.46%	7.58%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	7.07%	5.90%	7.40%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	11.88%	8.60%	8.40%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	8.21%	5.55%	7.03%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.24%[1]	13.63%	10.07%	9.41%
Long-term growth of capital; current income is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	8.65%	7.42%	8.15%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	13.18%	5.89%	8.12%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.27%	8.43%	8.01%	8.61%
Account C Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc.	0.87%[1]	10.36%	6.59%	7.77%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.61%[1]	5.30%	5.96%	7.03%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.72%[1]	3.25%	4.20%	5.48%
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.68%	3.94%	2.81%	3.02%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.89%[1]	4.02%	0.12%	2.50%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%[1]	4.99%	2.28%	1.56%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.40%	5.04%	1.92%	1.90%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	1.76%	0.09%	1.57%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	2.68%[1]	-5.78%	-5.29%	-0.93%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Managed Portfolio[2](“Inflation Protection Portfolio” until 9/30/2025)	MSA/American Century Investment Management, Inc.	0.45%[1]	1.96%	1.50%	1.95%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.46%	6.38%	3.71%	4.95%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.75%[1]	6.42%	0.93%	3.33%
Realize as high a level of total return as is consistent with conservative investment risk, through income and secondarily through capital appreciation	Active/Passive Conservative Portfolio[2]	MSA	0.55%[1]	N/A	N/A	N/A
Realize as high a level of total return as is consistent with reasonable investment risk through appreciation and income	Active/Passive Balanced Portfolio[2] (formerly “Balanced Portfolio”)	MSA	0.47%[1]	7.43%	4.76%	5.53%
Realize as high a level of total return as is consistent with moderate investment risk through appreciation and secondarily through income	Active/Passive Moderate Portfolio[2](formerly “Asset Allocation Portfolio”)	MSA	0.53%[1]	9.72%	6.17%	6.72%
Account C Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Realize as high a level of total return as is consistent with aggressive investment risk, primarily through appreciation and some income	Active/Passive Aggressive Portfolio[2]	MSA	0.64%[1]	N/A	N/A	N/A
Long-term growth of capital	Active/Passive All Equity Portfolio[2]	MSA	0.66%[1]	N/A	N/A	N/A
Growth of capital	American Funds® IS Growth Fund - Class 1A4	Capital Research and Management Company (CRMC)	0.59%	31.61%	18.83%	N/A
Long-term growth of capital	American Funds® IS Global Growth Fund - Class 1A4	CRMC	0.66%[1]	13.67%	9.77%	N/A
Long-term capital appreciation	American Funds® IS New World Fund® - Class 1A4	CRMC	0.82%[1]	6.58%	4.55%	N/A
Provide as high a level of current income as is consistent with the preservation of capital	American Funds® IS The Bond Fund of America® - Class 1A4	CRMC	0.48%[1]	1.23%	0.31%	N/A
Provide, over the long term, a high level of total return consistent with prudent investment management	American Funds® IS Capital World Bond Fund® - Class 1A4	CRMC	0.73%	-2.97%	-2.40%	N/A
Provide a high level of current income; a secondary objective is capital appreciation	American Funds® IS American High-Income Trust® - Class 1A4	CRMC	0.58%[1]	9.73%	5.54%	N/A
Seek to match the performance of the MSCI EAFE Index in U.S. dollars with net dividends as closely as possible before deduction of fund expenses	BlackRock International Index V.I. Fund - Class I5	BlackRock Advisors , LLC	0.27%[1]	3.43%	4.70%	5.14%
Maximize total return, consistent with income generation and prudent investment management	BlackRock Total Return V.I. Fund - Class I5	BlackRock Advisors, LLC/ BlackRock International Limited & BlackRock (Singapore) Limited	0.47%[1]	1.38%	-0.21%	1.42%
Long-term capital appreciation	Columbia VP Small Cap Value Fund - Class 1[6]	Columbia Management Investment Advisers, LLC	0.88%[1]	8.87%	11.24%	9.24%
Total return	Commodity Return Strategy Portfolio – Class 2[7]	UBS Asset Management (Americas) LLC [8]	0.80%[1]	5.12%	N/A	N/A
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[9]	Fidelity Management & Research Company LLC (FMR)[10]	0.57%	17.49%	11.34%	9.21%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio – Initial Class[9]	FMR[10]	0.56%	33.79%	17.04%	13.62%
Capital appreciation	Fidelity® VIP Value Strategies Portfolio - Initial Class[9]	FMR[10]	0.59%	9.40%	12.20%	9.64%
Capital appreciation	Fidelity® VIP Health Care Portfolio - Initial Class[9]	FMR[10]	0.59%	5.14%	5.46%	7.96%
Capital appreciation	Fidelity® VIP Technology Portfolio - Initial Class[9]	FMR[10]	0.57%	35.59%	23.82%	21.93%
Account C Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Seek to provide investment results that correspond to the aggregate price and interest performance of debt securities in the Bloomberg U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio - Initial Class[9]	FMR [10]	0.14%	1.21%	-0.46%	N/A
Long-term growth of capital	John Hancock Disciplined Value International Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.78%	-0.35%	5.89%	4.45%
Long-term capital appreciation and current income	John Hancock Real Estate Securities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%	10.79%	4.43%	6.14%
High level of current income	John Hancock Strategic Income Opportunities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%[1]	3.16%	1.81%	2.65%
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[12]	Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Long-term growth of capital	U.S. Strategic Equity Fund[13]	Russell Investment Management LLC (RIM)[14]	0.90%[1]	20.50%	12.42%	11.07%
Long-term growth of capital	U.S. Small Cap Equity Fund[13]	RIM[14]	1.14%[1]	8.53%	8.00%	7.31%
Current income and long- term growth of capital	Global Real Estate Securities Fund[13]	RIM[14]	0.91%	1.42%	-0.20%	2.75%
Long-term growth of capital	International Developed Markets Fund[13]	RIM[14]	1.03%[1]	2.78%	4.23%	4.70%
Provide total return	Strategic Bond Fund[13]	RIM[14]	0.65%[1]	0.83%	-0.87%	1.04%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[13]	RIM[14]	0.85%[1]	6.48%	2.86%	3.67%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[13]	RIM[14]	0.90%[1]	9.48%	5.00%	5.15%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Aggressive Strategy Fund[13]	RIM[14]	0.97%[1]	11.94%	7.10%	6.50%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Aggressive Strategy Fund[13]	RIM[14]	1.00%[1]	13.09%	7.58%	6.97%
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which Mason Street Advisors, LLC (MSA), our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
A series of American Funds Insurance Series®.
5
The BlackRock International Index V.I. Fund and BlackRock Total Return V.I. Fund are series of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., respectively.
Account C Prospectus

6
A series of Columbia Funds Variable Insurance Trust.
7
A series of Credit Suisse Trust.
8
Effective May 1, 2024, Credit Suisse Asset Management, LLC merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) as the surviving entity, and UBS AM (Americas) became the investment manager to the Portfolio.
9
The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
10
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
11
A series of John Hancock Variable Insurance Trust.
12
A series of Neuberger Berman Advisers Management Trust.
13
A series of Russell Investment Funds.
14
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
Account C Prospectus

Additional Information
Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.nmprospectus.com. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will notify you by mail that reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest are available online. More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in the SAI dated July 1, 2025. The SAI is incorporated by reference in this prospectus and is available free of charge at www.nmprospectus.com.
To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You can also request a copy of the SAI by calling us at (866) 910-1232 free of charge.
Information about the Separate Account (including the SAI) is available on the SEC’s internet site at www.sec.gov, or may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier: C000000097
Account C Prospectus

STATEMENT OF ADDITIONAL INFORMATION
July 1, 2025
GROUP COMBINATION ANNUITY
A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.
Issued by The Northwestern Mutual Life Insurance Company
and
NML Variable Annuity Account C

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI.

A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

GENERAL INFORMATION
The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.
DISTRIBUTION OF THE CONTRACTS
Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.
Year	Amount
2024	$16,482
2023	$13,163
2021	$15,938
NMIS also provides certain services related to the administration of certain income plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.
DETERMINATION OF ANNUITY PAYMENTS
The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”
Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Income Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table A Mortality Table with Projection Scale G and an age adjustment.
Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.
The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Income Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.
The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.
The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the mortality rate tables.
If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.
Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3 1/2% (Plan 2, as described in the prospectus).
(1)	Value of Annuitant's retirement benefit allocated to Balanced	$50,000
(2)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00
(3)	Amount of first payment from Balanced Division (1) x (2) divided by $1,000.	$250.00
(4)	Assumed Value of Annuity Unit in Balanced Division on effective date of income plan.	$1.500000
(5)	Number of Annuity Units credited in Balanced Division, (3) divided by (4)	166.67
The $50,000 value on the effective date of the income plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.
However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3 1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.
For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.
TRANSFERABILITY RESTRICTIONS
Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, and the financial statements of NML Variable Annuity Account C as of December 31, 2024 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2024

Northwestern Mutual Variable Annuity Account C

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Contract Owners of NML Variable Annuity Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of NML Variable Annuity Account C indicated in the table below as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of NML Variable Annuity Account C as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of NML Variable Annuity Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of NML Variable Annuity Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 28, 2025

We have served as the auditor of one or more of the divisions of NML Variable Annuity Account C since 1971.

Northwestern Mutual Variable Annuity Account C

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account C

December 31, 2024 (in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$1,349	$4,817	$890	$842	$17,084
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	1,349	4,817	890	842	17,084

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	1
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	1

Total Net Assets	$1,349	$4,817	$890	$842	$17,083

Net Assets:
Accumulation Units	$1,349	$4,817	$890	$842	$16,013
Annuity Reserves	-	-	-	-	1,070

Total Net Assets	$1,349	$4,817	$890	$842	$17,083

Investments, at cost	$974	$3,626	$784	$850	$11,506
Mutual Fund Shares Held	320	1,019	466	751	1,789
Units Outstanding	176	332	177	254	2,396
Accumulation Unit Value
Lowest	$5.245235	$12.131021	$4.294491	$2.861147	$5.689024
Highest	$192.362205	$159.010652	$125.213871	$35.681932	$347.412989

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$703	$2,798	$2,321	$810	$4,298
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	703	2,798	2,321	810	4,298

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$703	$2,798	$2,321	$810	$4,298

Net Assets:
Accumulation Units	$693	$2,764	$2,321	$810	$3,753
Annuity Reserves	10	34	-	-	545

Total Net Assets	$703	$2,798	$2,321	$810	$4,298

Investments, at cost	$762	$2,977	$2,165	$813	$3,791
Mutual Fund Shares Held	839	1,824	1,328	241	1,831
Units Outstanding	256	640	414	190	474
Accumulation Unit Value
Lowest	$2.307457	$3.499173	$4.663975	$2.809906	$7.773247
Highest	$28.778577	$46.883092	$61.137682	$202.486497	$107.123025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account C

December 31, 2024 (in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$1,648	$1,375	$3,420	$1,250	$2,683
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	12	-	-
Total Assets	1,648	1,375	3,432	1,250	2,683

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$1,648	$1,375	$3,432	$1,250	$2,683

Net Assets:
Accumulation Units	$1,643	$1,367	$2,929	$1,243	$2,553
Annuity Reserves	5	8	503	7	130

Total Net Assets	$1,648	$1,375	$3,432	$1,250	$2,683

Investments, at cost	$1,714	$1,314	$3,183	$1,220	$2,561
Mutual Fund Shares Held	1,078	544	2,140	619	1,385
Units Outstanding	256	317	779	187	727
Accumulation Unit Value
Lowest	$5.376967	$4.233352	$3.228993	$5.380595	$2.884514
Highest	$70.483078	$103.862828	$40.271432	$72.091245	$38.648665

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$2,241	$4,207	$3,619	$869	$1,354
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	2,241	4,207	3,619	869	1,354

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$2,241	$4,207	$3,619	$869	$1,354

Net Assets:
Accumulation Units	$2,199	$4,058	$3,470	$863	$1,352
Annuity Reserves	42	149	149	6	2

Total Net Assets	$2,241	$4,207	$3,619	$869	$1,354

Investments, at cost	$2,195	$4,159	$3,972	$869	$1,358
Mutual Fund Shares Held	2,075	2,639	3,778	869	1,306
Units Outstanding	1,344	1,630	2,866	553	1,005
Accumulation Unit Value
Lowest	$1.396245	$2.416279	$1.037988	$1.423211	$1.180203
Highest	$17.414904	$6.666887	$12.946145	$48.515467	$14.717839

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account C

December 31, 2024 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$6,411	$408	$1,220	$2,272	$4,454
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	6,411	408	1,220	2,272	4,454

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$6,411	$408	$1,220	$2,272	$4,454

Net Assets:
Accumulation Units	$6,277	$408	$1,217	$2,259	$4,423
Annuity Reserves	134	-	3	13	31

Total Net Assets	$6,411	$408	$1,220	$2,272	$4,454

Investments, at cost	$7,195	$504	$1,330	$2,381	$4,714
Mutual Fund Shares Held	5,931	682	1,191	3,401	4,522
Units Outstanding	2,528	249	787	555	2,125
Accumulation Unit Value
Lowest	$2.475586	$1.401010	$1.351406	$4.057769	$1.775572
Highest	$247.096448	$17.472664	$16.853807	$71.289348	$22.143446

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$4,422	$396	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	2,618	5,173	-
Neuberger Berman Advisers Management Trust	-	-	-	-	1,256
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	4,422	396	2,618	5,173	1,256

Liabilities:
Due to Northwestern Mutual Life Insurance Company	7	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	7	-	-	-	-

Total Net Assets	$4,415	$396	$2,618	$5,173	$1,256

Net Assets:
Accumulation Units	$4,197	$391	$2,618	$5,094	$1,252
Annuity Reserves	218	5	-	79	4

Total Net Assets	$4,415	$396	$2,618	$5,173	$1,256

Investments, at cost	$4,629	$416	$2,460	$3,914	$937
Mutual Fund Shares Held	3,335	353	70	89	31
Units Outstanding	990	109	280	923	279
Accumulation Unit Value
Lowest	$2.975002	$2.929411	$7.782032	$4.751604	$3.855796
Highest	$311.423909	$39.248830	$102.011340	$59.258452	$48.086216

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account C

December 31, 2024 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	516	262	604	2,101	2,692
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	516	262	604	2,101	2,692

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$516	$262	$604	$2,101	$2,692

Net Assets:
Accumulation Units	$516	$262	$604	$2,098	$2,574
Annuity Reserves	-	-	-	3	118

Total Net Assets	$516	$262	$604	$2,101	$2,692

Investments, at cost	$417	$276	$593	$2,439	$2,826
Mutual Fund Shares Held	24	19	51	248	203
Units Outstanding	112	61	279	911	509
Accumulation Unit Value
Lowest	$3.745253	$3.986158	$2.043426	$1.872752	$4.249128
Highest	$51.614127	$54.934915	$28.161237	$25.807502	$58.560099

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	920	1,756	1,519	658	-
Credit Suisse Trust	-	-	-	-	1,656
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	920	1,756	1,519	658	1,656

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$920	$1,756	$1,519	$658	$1,656

Net Assets:
Accumulation Units	$920	$1,756	$1,519	$658	$1,644
Annuity Reserves	-	-	-	-	12

Total Net Assets	$920	$1,756	$1,519	$658	$1,656

Investments, at cost	$942	$1,724	$1,431	$591	$1,915
Mutual Fund Shares Held	96	179	147	66	92
Units Outstanding	513	879	714	344	260
Accumulation Unit Value
Lowest	$1.635588	$1.837679	$1.966185	$1.911681	$5.622554
Highest	$20.398355	$22.919261	$24.522311	$23.842459	$6.670393

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Annuity Account C

For the Year Ended December 31, 2024 (in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Income:
Dividend income	$1	$-	$6	$7	$203
Expenses:
Mortality and expense risk charges	5	20	5	3	82
Net investment income (loss)	(4)	(20)	1	4	121
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	14	599	55	8	2,063
Realized gain distribution	-	394	40	190	292
Realized gains (losses)	14	993	95	198	2,355
Change in unrealized appreciation/(depreciation) of investments during the period	356	358	72	(41)	1,175
Net increase (decrease) in net assets resulting from operations	$366	$1,331	$168	$161	$3,651

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Income:
Dividend income	$13	$53	$49	$1	$52
Expenses:
Mortality and expense risk charges	3	10	9	9	20
Net investment income (loss)	10	43	40	(8)	32
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(10)	(2)	(18)	(13)	109
Realized gain distribution	27	211	83	-	140
Realized gains (losses)	17	209	65	(13)	249
Change in unrealized appreciation/(depreciation) of investments during the period	38	(78)	136	99	257
Net increase (decrease) in net assets resulting from operations	$65	$174	$241	$78	$538

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Income:
Dividend income	$33	$5	$32	$9	$23
Expenses:
Mortality and expense risk charges	7	6	11	5	11
Net investment income (loss)	26	(1)	21	4	12
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(23)	(41)	14	(72)	65
Realized gain distribution	49	-	60	43	67
Realized gains (losses)	26	(41)	74	(29)	132
Change in unrealized appreciation/(depreciation) of investments during the period	76	210	86	139	(21)
Net increase (decrease) in net assets resulting from operations	$128	$168	$181	$114	$123

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Annuity Account C

For the Year Ended December 31, 2024 (in thousands)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Income:
Dividend income	$42	$125	$54	$37	$43
Expenses:
Mortality and expense risk charges	8	20	14	4	7
Net investment income (loss)	34	105	40	33	36
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	42	38	19	-	(3)
Realized gain distribution	14	-	-	-	-
Realized gains (losses)	56	38	19	-	(3)
Change in unrealized appreciation/(depreciation) of investments during the period	(21)	26	70	-	23
Net increase (decrease) in net assets resulting from operations	$69	$169	$129	$33	$56

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Income:
Dividend income	$245	$15	$38	$138	$199
Expenses:
Mortality and expense risk charges	23	2	6	8	14
Net investment income (loss)	222	13	32	130	185
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(74)	(69)	(15)	(12)	(38)
Realized gain distribution	-	-	-	-	-
Realized gains (losses)	(74)	(69)	(15)	(12)	(38)
Change in unrealized appreciation/(depreciation) of investments during the period	(64)	32	-	7	81
Net increase (decrease) in net assets resulting from operations	$84	$(24)	$17	$125	$228

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Income:
Dividend income	$115	$7	$14	$9	$3
Expenses:
Mortality and expense risk charges	24	1	10	19	4
Net investment income (loss)	91	6	4	(10)	(1)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(165)	(2)	47	219	100
Realized gain distribution	107	11	327	583	57
Realized gains (losses)	(58)	9	374	802	157
Change in unrealized appreciation/(depreciation) of investments during the period	342	14	24	541	112
Net increase (decrease) in net assets resulting from operations	$375	$29	$402	$1,333	$268

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Annuity Account C

For the Year Ended December 31, 2024 (in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division
Income:
Dividend income	$5	$4	$19	$101
Expenses:
Mortality and expense risk charges	2	2	2	7
Net investment income (loss)	3	2	17	94
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	20	3	5	(29)
Realized gain distribution	38	20	11	-
Realized gains (losses)	58	23	16	(29)
Change in unrealized appreciation/(depreciation) of investments during the period	27	(5)	(19)	(54)
Net increase (decrease) in net assets resulting from operations	$88	$20	$14	$11

	Global Real Estate Securities Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division
Income:
Dividend income	$63	$33	$50	$37
Expenses:
Mortality and expense risk charges	13	7	13	12
Net investment income (loss)	50	26	37	25
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(25)	(6)	5	12
Realized gain distribution	-	-	-	-
Realized gains (losses)	(25)	(6)	5	12
Change in unrealized appreciation/(depreciation) of investments during the period	8	36	93	120
Net increase (decrease) in net assets resulting from operations	$33	$56	$135	$157

	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Income:
Dividend income	$15	$51
Expenses:
Mortality and expense risk charges	8	6
Net investment income (loss)	7	45
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1	(3)
Realized gain distribution	-	-
Realized gains (losses)	1	(3)
Change in unrealized appreciation/(depreciation) of investments during the period	61	36
Net increase (decrease) in net assets resulting from operations	$69	$78

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$(4)	$(4)	$(20)	$(18)
Net realized gains (losses)	14	(15)	993	402
Net change in unrealized appreciation/(depreciation)	356	368	358	1,138
Net increase (decrease) in net assets resulting from operations	366	349	1,331	1,522

Contract Transactions:
Contract owners’ net payments	60	107	244	237
Annuity payments	-	-	-	(1)
Surrenders and other (net)	(104)	(33)	(538)	(127)
Transfers from other divisions or sponsor	870	706	5,304	4,348
Transfers to other divisions or sponsor	(893)	(796)	(6,035)	(4,535)
Net increase (decrease) in net assets resulting from contract transactions	(67)	(16)	(1,025)	(78)

Net increase (decrease) in net assets	299	333	306	1,444

Net Assets:
Beginning of period	1,050	717	4,511	3,067
End of period	$1,349	$1,050	$4,817	$4,511

Units issued during the period	192	231	432	480
Units redeemed during the period	(203)	(248)	(521)	(487)
Net units issued (redeemed) during period	(11)	(17)	(89)	(7)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1	$3	$4	$3
Net realized gains (losses)	95	53	198	52
Net change in unrealized appreciation/(depreciation)	72	93	(41)	60
Net increase (decrease) in net assets resulting from operations	168	149	161	115

Contract Transactions:
Contract owners’ net payments	35	11	52	42
Annuity payments	-	-	-	-
Surrenders and other (net)	(172)	(16)	(8)	(7)
Transfers from other divisions or sponsor	798	572	2,838	2,304
Transfers to other divisions or sponsor	(682)	(581)	(2,875)	(2,349)
Net increase (decrease) in net assets resulting from contract transactions	(21)	(14)	7	(10)

Net increase (decrease) in net assets	147	135	168	105

Net Assets:
Beginning of period	743	608	674	569
End of period	$890	$743	$842	$674

Units issued during the period	209	183	927	952
Units redeemed during the period	(212)	(189)	(921)	(956)
Net units issued (redeemed) during period	(3)	(6)	6	(4)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$121	$127	$10	$19
Net realized gains (losses)	2,355	758	17	60
Net change in unrealized appreciation/(depreciation)	1,175	2,404	38	(59)
Net increase (decrease) in net assets resulting from operations	3,651	3,289	65	20

Contract Transactions:
Contract owners’ net payments	561	836	42	30
Annuity payments	(87)	(78)	(1)	(1)
Surrenders and other (net)	(1,983)	(944)	(43)	(3)
Transfers from other divisions or sponsor	20,049	16,834	1,102	808
Transfers to other divisions or sponsor	(21,135)	(16,962)	(1,095)	(846)
Net increase (decrease) in net assets resulting from contract transactions	(2,595)	(314)	5	(12)

Net increase (decrease) in net assets	1,056	2,975	70	8

Net Assets:
Beginning of period	16,027	13,052	633	625
End of period	$17,083	$16,027	$703	$633

Units issued during the period	3,291	3,514	433	358
Units redeemed during the period	(3,571)	(3,723)	(433)	(363)
Net units issued (redeemed) during period	(280)	(209)	-	(5)

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$43	$37	$40	$44
Net realized gains (losses)	209	107	65	183
Net change in unrealized appreciation/(depreciation)	(78)	(57)	136	(34)
Net increase (decrease) in net assets resulting from operations	174	87	241	193

Contract Transactions:
Contract owners’ net payments	97	155	91	46
Annuity payments	(2)	(2)	-	-
Surrenders and other (net)	(154)	(141)	(66)	(188)
Transfers from other divisions or sponsor	6,309	5,496	2,738	2,455
Transfers to other divisions or sponsor	(6,196)	(5,322)	(2,991)	(2,588)
Net increase (decrease) in net assets resulting from contract transactions	54	186	(228)	(275)

Net increase (decrease) in net assets	228	273	13	(82)

Net Assets:
Beginning of period	2,570	2,297	2,308	2,390
End of period	$2,798	$2,570	$2,321	$2,308

Units issued during the period	1,480	1,464	511	530
Units redeemed during the period	(1,468)	(1,415)	(555)	(590)
Net units issued (redeemed) during period	12	49	(44)	(60)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$(8)	$(8)	$32	$32
Net realized gains (losses)	(13)	-	249	170
Net change in unrealized appreciation/(depreciation)	99	160	257	348
Net increase (decrease) in net assets resulting from operations	78	152	538	550

Contract Transactions:
Contract owners’ net payments	20	20	76	341
Annuity payments	-	-	(44)	(38)
Surrenders and other (net)	(486)	(32)	(419)	(144)
Transfers from other divisions or sponsor	967	775	9,203	7,232
Transfers to other divisions or sponsor	(1,011)	(763)	(9,242)	(7,166)
Net increase (decrease) in net assets resulting from contract transactions	(510)	-	(426)	225

Net increase (decrease) in net assets	(432)	152	112	775

Net Assets:
Beginning of period	1,242	1,090	4,186	3,411
End of period	$810	$1,242	$4,298	$4,186

Units issued during the period	368	325	965	902
Units redeemed during the period	(417)	(321)	(1,015)	(933)
Net units issued (redeemed) during period	(49)	4	(50)	(31)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$26	$31	$(1)	$(5)
Net realized gains (losses)	26	187	(41)	(37)
Net change in unrealized appreciation/(depreciation)	76	(131)	210	235
Net increase (decrease) in net assets resulting from operations	128	87	168	193

Contract Transactions:
Contract owners’ net payments	28	99	36	202
Annuity payments	-	-	(2)	(1)
Surrenders and other (net)	(88)	(85)	(154)	(74)
Transfers from other divisions or sponsor	2,487	2,273	2,158	1,577
Transfers to other divisions or sponsor	(2,522)	(2,187)	(2,232)	(1,487)
Net increase (decrease) in net assets resulting from contract transactions	(95)	100	(194)	217

Net increase (decrease) in net assets	33	187	(26)	410

Net Assets:
Beginning of period	1,615	1,428	1,401	991
End of period	$1,648	$1,615	$1,375	$1,401

Units issued during the period	398	414	533	510
Units redeemed during the period	(414)	(396)	(564)	(448)
Net units issued (redeemed) during period	(16)	18	(31)	62

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$21	$16	$4	$2
Net realized gains (losses)	74	107	(29)	53
Net change in unrealized appreciation/(depreciation)	86	226	139	110
Net increase (decrease) in net assets resulting from operations	181	349	114	165

Contract Transactions:
Contract owners’ net payments	55	287	9	26
Annuity payments	(38)	(34)	-	-
Surrenders and other (net)	(53)	(102)	(65)	(16)
Transfers from other divisions or sponsor	6,541	4,676	3,154	2,794
Transfers to other divisions or sponsor	(5,912)	(4,506)	(3,331)	(2,777)
Net increase (decrease) in net assets resulting from contract transactions	593	321	(233)	27

Net increase (decrease) in net assets	774	670	(119)	192

Net Assets:
Beginning of period	2,658	1,988	1,369	1,177
End of period	$3,432	$2,658	$1,250	$1,369

Units issued during the period	1,281	1,034	501	516
Units redeemed during the period	(1,125)	(1,066)	(540)	(511)
Net units issued (redeemed) during period	156	(32)	(39)	5

	International Growth Division		Research International Core Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$12	$10	$34	$28
Net realized gains (losses)	132	137	56	95
Net change in unrealized appreciation/(depreciation)	(21)	286	(21)	127
Net increase (decrease) in net assets resulting from operations	123	433	69	250

Contract Transactions:
Contract owners’ net payments	143	140	77	182
Annuity payments	(10)	(9)	(3)	(3)
Surrenders and other (net)	(112)	(135)	(85)	(153)
Transfers from other divisions or sponsor	5,050	4,399	4,249	3,797
Transfers to other divisions or sponsor	(5,022)	(4,483)	(4,296)	(3,830)
Net increase (decrease) in net assets resulting from contract transactions	49	(88)	(58)	(7)

Net increase (decrease) in net assets	172	345	11	243

Net Assets:
Beginning of period	2,511	2,166	2,230	1,987
End of period	$2,683	$2,511	$2,241	$2,230

Units issued during the period	1,303	1,318	2,562	2,594
Units redeemed during the period	(1,290)	(1,377)	(2,593)	(2,596)
Net units issued (redeemed) during period	13	(59)	(31)	(2)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$105	$107	$40	$58
Net realized gains (losses)	38	(109)	19	52
Net change in unrealized appreciation/(depreciation)	26	621	70	96
Net increase (decrease) in net assets resulting from operations	169	619	129	206

Contract Transactions:
Contract owners’ net payments	77	183	116	195
Annuity payments	(15)	(14)	(13)	(12)
Surrenders and other (net)	(584)	(298)	(160)	(276)
Transfers from other divisions or sponsor	8,254	7,274	6,918	6,096
Transfers to other divisions or sponsor	(8,127)	(7,465)	(6,807)	(5,959)
Net increase (decrease) in net assets resulting from contract transactions	(395)	(320)	54	44

Net increase (decrease) in net assets	(226)	299	183	250

Net Assets:
Beginning of period	4,433	4,134	3,436	3,186
End of period	$4,207	$4,433	$3,619	$3,436

Units issued during the period	3,246	3,209	5,409	5,129
Units redeemed during the period	(3,312)	(3,400)	(5,369)	(5,177)
Net units issued (redeemed) during period	(66)	(191)	40	(48)

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$33	$35	$36	$19
Net realized gains (losses)	-	-	(3)	(4)
Net change in unrealized appreciation/(depreciation)	-	-	23	45
Net increase (decrease) in net assets resulting from operations	33	35	56	60

Contract Transactions:
Contract owners’ net payments	325	298	20	100
Annuity payments	-	-	-	-
Surrenders and other (net)	(1,187)	(648)	(45)	(86)
Transfers from other divisions or sponsor	1,534	1,213	2,646	2,381
Transfers to other divisions or sponsor	(692)	(975)	(2,676)	(2,298)
Net increase (decrease) in net assets resulting from contract transactions	(20)	(112)	(55)	97

Net increase (decrease) in net assets	13	(77)	1	157

Net Assets:
Beginning of period	856	933	1,353	1,196
End of period	$869	$856	$1,354	$1,353

Units issued during the period	1,329	1,123	1,975	1,934
Units redeemed during the period	(1,346)	(1,212)	(2,018)	(1,857)
Net units issued (redeemed) during period	(17)	(89)	(43)	77

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$222	$123	$13	$9
Net realized gains (losses)	(74)	(127)	(69)	(19)
Net change in unrealized appreciation/(depreciation)	(64)	321	32	25
Net increase (decrease) in net assets resulting from operations	84	317	(24)	15

Contract Transactions:
Contract owners’ net payments	134	371	9	25
Annuity payments	(22)	(21)	-	-
Surrenders and other (net)	(507)	(742)	(19)	(14)
Transfers from other divisions or sponsor	11,803	9,544	1,027	948
Transfers to other divisions or sponsor	(10,782)	(9,369)	(1,051)	(871)
Net increase (decrease) in net assets resulting from contract transactions	626	(217)	(34)	88

Net increase (decrease) in net assets	710	100	(58)	103

Net Assets:
Beginning of period	5,701	5,601	466	363
End of period	$6,411	$5,701	$408	$466

Units issued during the period	4,818	4,167	622	571
Units redeemed during the period	(4,507)	(4,254)	(640)	(518)
Net units issued (redeemed) during period	311	(87)	(18)	53

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$32	$55	$130	$103
Net realized gains (losses)	(15)	(13)	(12)	(11)
Net change in unrealized appreciation/(depreciation)	-	(2)	7	148
Net increase (decrease) in net assets resulting from operations	17	40	125	240

Contract Transactions:
Contract owners’ net payments	18	80	56	199
Annuity payments	-	-	(2)	(2)
Surrenders and other (net)	(53)	(120)	(141)	(123)
Transfers from other divisions or sponsor	2,254	2,120	3,614	3,002
Transfers to other divisions or sponsor	(2,268)	(2,121)	(3,542)	(2,963)
Net increase (decrease) in net assets resulting from contract transactions	(49)	(41)	(15)	113

Net increase (decrease) in net assets	(32)	(1)	110	353

Net Assets:
Beginning of period	1,252	1,253	2,162	1,809
End of period	$1,220	$1,252	$2,272	$2,162

Units issued during the period	1,450	1,442	931	889
Units redeemed during the period	(1,481)	(1,470)	(933)	(857)
Net units issued (redeemed) during period	(31)	(28)	(2)	32

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$185	$74	$91	$79
Net realized gains (losses)	(38)	(68)	(58)	140
Net change in unrealized appreciation/(depreciation)	81	313	342	379
Net increase (decrease) in net assets resulting from operations	228	319	375	598

Contract Transactions:
Contract owners’ net payments	100	242	60	500
Annuity payments	(2)	(2)	(17)	(10)
Surrenders and other (net)	(136)	(387)	(904)	(124)
Transfers from other divisions or sponsor	10,265	8,312	1,424	1,378
Transfers to other divisions or sponsor	(9,755)	(8,058)	(2,053)	(1,436)
Net increase (decrease) in net assets resulting from contract transactions	472	107	(1,490)	308

Net increase (decrease) in net assets	700	426	(1,115)	906

Net Assets:
Beginning of period	3,754	3,328	5,530	4,624
End of period	$4,454	$3,754	$4,415	$5,530

Units issued during the period	5,105	4,589	480	677
Units redeemed during the period	(4,877)	(4,530)	(753)	(612)
Net units issued (redeemed) during period	228	59	(273)	65

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$6	$8	$4	$4
Net realized gains (losses)	9	(6)	374	52
Net change in unrealized appreciation/(depreciation)	14	49	24	256
Net increase (decrease) in net assets resulting from operations	29	51	402	312

Contract Transactions:
Contract owners’ net payments	42	4	32	38
Annuity payments	-	-	-	-
Surrenders and other (net)	(8)	(6)	(152)	(167)
Transfers from other divisions or sponsor	468	447	3,712	3,147
Transfers to other divisions or sponsor	(442)	(601)	(3,767)	(3,193)
Net increase (decrease) in net assets resulting from contract transactions	60	(156)	(175)	(175)

Net increase (decrease) in net assets	89	(105)	227	137

Net Assets:
Beginning of period	307	412	2,391	2,254
End of period	$396	$307	$2,618	$2,391

Units issued during the period	145	147	414	430
Units redeemed during the period	(128)	(197)	(435)	(453)
Net units issued (redeemed) during period	17	(50)	(21)	(23)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$(10)	$3	$(1)	$-
Net realized gains (losses)	802	341	157	43
Net change in unrealized appreciation/(depreciation)	541	745	112	189
Net increase (decrease) in net assets resulting from operations	1,333	1,089	268	232

Contract Transactions:
Contract owners’ net payments	144	171	71	30
Annuity payments	(6)	(5)	-	-
Surrenders and other (net)	(125)	(390)	(26)	(36)
Transfers from other divisions or sponsor	5,522	4,745	2,171	1,940
Transfers to other divisions or sponsor	(5,771)	(5,044)	(2,319)	(1,956)
Net increase (decrease) in net assets resulting from contract transactions	(236)	(523)	(103)	(22)

Net increase (decrease) in net assets	1,097	566	165	210

Net Assets:
Beginning of period	4,076	3,510	1,091	881
End of period	$5,173	$4,076	$1,256	$1,091

Units issued during the period	1,106	1,331	544	619
Units redeemed during the period	(1,150)	(1,470)	(567)	(625)
Net units issued (redeemed) during period	(44)	(139)	(23)	(6)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$3	$2	$2	$-
Net realized gains (losses)	58	4	23	1
Net change in unrealized appreciation/(depreciation)	27	88	(5)	30
Net increase (decrease) in net assets resulting from operations	88	94	20	31

Contract Transactions:
Contract owners’ net payments	55	5	1	4
Annuity payments	-	-	-	-
Surrenders and other (net)	(9)	(12)	(6)	(9)
Transfers from other divisions or sponsor	618	491	283	238
Transfers to other divisions or sponsor	(670)	(539)	(301)	(234)
Net increase (decrease) in net assets resulting from contract transactions	(6)	(55)	(23)	(1)

Net increase (decrease) in net assets	82	39	(3)	30

Net Assets:
Beginning of period	434	395	265	235
End of period	$516	$434	$262	$265

Units issued during the period	150	143	66	64
Units redeemed during the period	(152)	(159)	(72)	(64)
Net units issued (redeemed) during period	(2)	(16)	(6)	-

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$17	$7	$94	$47
Net realized gains (losses)	16	(12)	(29)	(29)
Net change in unrealized appreciation/(depreciation)	(19)	124	(54)	49
Net increase (decrease) in net assets resulting from operations	14	119	11	67

Contract Transactions:
Contract owners’ net payments	31	79	25	114
Annuity payments	-	-	-	-
Surrenders and other (net)	(65)	(104)	(93)	(173)
Transfers from other divisions or sponsor	1,115	982	4,999	4,318
Transfers to other divisions or sponsor	(1,299)	(1,046)	(4,753)	(4,221)
Net increase (decrease) in net assets resulting from contract transactions	(218)	(89)	178	38

Net increase (decrease) in net assets	(204)	30	189	105

Net Assets:
Beginning of period	808	778	1,912	1,807
End of period	$604	$808	$2,101	$1,912

Units issued during the period	537	532	2,193	1,991
Units redeemed during the period	(640)	(576)	(2,114)	(1,974)
Net units issued (redeemed) during period	(103)	(44)	79	17

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$50	$35	$26	$8
Net realized gains (losses)	(25)	(92)	(6)	(4)
Net change in unrealized appreciation/(depreciation)	8	308	36	88
Net increase (decrease) in net assets resulting from operations	33	251	56	92

Contract Transactions:
Contract owners’ net payments	62	231	2	3
Annuity payments	(11)	(9)	-	-
Surrenders and other (net)	(172)	(150)	(22)	(3)
Transfers from other divisions or sponsor	4,690	4,108	210	255
Transfers to other divisions or sponsor	(4,672)	(4,121)	(283)	(275)
Net increase (decrease) in net assets resulting from contract transactions	(103)	59	(93)	(20)

Net increase (decrease) in net assets	(70)	310	(37)	72

Net Assets:
Beginning of period	2,762	2,452	957	885
End of period	$2,692	$2,762	$920	$957

Units issued during the period	832	825	112	151
Units redeemed during the period	(852)	(834)	(161)	(163)
Net units issued (redeemed) during period	(20)	(9)	(49)	(12)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account C

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$37	$10	$25	$-
Net realized gains (losses)	5	6	12	34
Net change in unrealized appreciation/(depreciation)	93	176	120	183
Net increase (decrease) in net assets resulting from operations	135	192	157	217

Contract Transactions:
Contract owners’ net payments	147	6	5	7
Annuity payments	-	-	-	-
Surrenders and other (net)	(87)	(62)	(73)	(305)
Transfers from other divisions or sponsor	4,008	3,709	2,264	1,942
Transfers to other divisions or sponsor	(4,030)	(3,709)	(2,264)	(1,933)
Net increase (decrease) in net assets resulting from contract transactions	38	(56)	(68)	(289)

Net increase (decrease) in net assets	173	136	89	(72)

Net Assets:
Beginning of period	1,583	1,447	1,430	1,502
End of period	$1,756	$1,583	$1,519	$1,430

Units issued during the period	1,977	2,027	1,005	1,024
Units redeemed during the period	(1,960)	(2,062)	(1,035)	(1,207)
Net units issued (redeemed) during period	17	(35)	(30)	(183)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$7	$(5)	$45	$325
Net realized gains (losses)	1	18	(3)	(42)
Net change in unrealized appreciation/(depreciation)	61	86	36	(431)
Net increase (decrease) in net assets resulting from operations	69	99	78	(148)

Contract Transactions:
Contract owners’ net payments	3	6	40	149
Annuity payments	-	-	(2)	(2)
Surrenders and other (net)	-	(279)	(103)	(104)
Transfers from other divisions or sponsor	-	8	3,517	2,973
Transfers to other divisions or sponsor	-	-	(3,336)	(3,053)
Net increase (decrease) in net assets resulting from contract transactions	3	(265)	116	(37)

Net increase (decrease) in net assets	72	(166)	194	(185)

Net Assets:
Beginning of period	586	752	1,462	1,647
End of period	$658	$586	$1,656	$1,462

Units issued during the period	2	8	573	498
Units redeemed during the period	-	(185)	(553)	(503)
Net units issued (redeemed) during period	2	(177)	20	(5)

The Accompanying Notes are an Integral Part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Northwestern Mutual Variable Annuity Account C (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts (“Network Edition”) of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

B.

Investment Valuation – Shares of the Funds are valued at each Fund’s offering and redemption prices per share. As of December 31, 2024, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosure Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). All changes in fair value are recorded as change in unrealized appreciation/ (depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are reinvested in additional shares of the respective portfolios of the Funds and are recorded on the ex-date of the dividends. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements.

E.

Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Annuity reserves are based on published annuity

NOTES TO FINANCIAL STATEMENTS

tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account to the sponsor and all related payouts are funded by Northwestern Mutual.

F.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

G.

New Accounting Pronouncements – During the reporting period, the Account adopted FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023- 07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

Collectively, the Variable Insurance Product Underlying Funds Committee and Vice President of Insurance Solutions of Northwestern Mutual, act as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM periodically reviews information regarding each Division’s net assets, net cash flows, and total return. The CODM has determined that each Division is a single operating segment based on the fact that the CODM monitors the operating results of each Division as a whole. The financial information provided to and reviewed by the CODM is consistent with that presented within each Division’s Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2024 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$95	$166
Focused Appreciation Division	817	1,468
Large Cap Core Stock Division	257	236
Large Cap Blend Division	276	76
Index 500 Stock Division	2,057	4,238
Large Company Value Division	95	53
Domestic Equity Division	608	301
Equity Income Division	240	346
Mid Cap Growth Stock Division	193	712
Index 400 Stock Division	486	739
Mid Cap Value Division	212	232
Small Cap Growth Stock Division	82	277
Index 600 Stock Division	926	264
Small Cap Value Division	90	277
International Growth Division	425	295
Research International Core Division	290	300
International Equity Division	574	864
Emerging Markets Equity Division	444	350
Government Money Market Division	1,638	1,624

NOTES TO FINANCIAL STATEMENTS

Fund Name	Purchases	Sales
Short-Term Bond Division	$230	$250
Select Bond Division	1,547	700
Long-Term U.S. Government Bond Division	83	104
Inflation Protection Division	229	246
High Yield Bond Division	368	254
Multi-Sector Bond Division	1,062	405
Balanced Division	580	1,866
Asset Allocation Division	93	16
Fidelity VIP Mid Cap Division	453	297
Fidelity VIP Contrafund Division	962	625
AMT Sustainable Equity Division	228	275
U.S. Strategic Equity Division	101	66
U.S. Small Cap Equity Division	46	48
International Developed Markets Division	128	318
Strategic Bond Division	435	163
Global Real Estate Securities Division	320	373
LifePoints Moderate Strategy Division	35	103
LifePoints Balanced Strategy Division	198	122
LifePoints Growth Strategy Division	42	85
LifePoints Equity Growth Strategy Division	19	8
Credit Suisse Trust Commodity Return Strategy Division	330	169

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981 or beginning May 1, 1984 and prior to January 6, 1992 there is no deduction for mortality and expense risks. For those contracts issued beginning May 1, 1984 and prior to January 6, 1992 the rates may be increased by the Board of Trustees of Northwestern Mutual, not to exceed a 0.25% annual rate.

There are no contracts outstanding that were issued prior to May 1, 1984.

For contracts issued on or after January 6, 1992, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1.00% and 1.50% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate.

NOTES TO FINANCIAL STATEMENTS

5.	Subsequent Events

Management has determined that no subsequent events have occurred that would require recognition in the financial statements.

6.	Financial Highlights

The following is a summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each contract that had outstanding units as of and for the period ended December 31, 2024. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)					Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Growth Stock Division
2024	176	$13.114924		to	$192.362205		$1,349	0.10%	0.00%		to	1.25%		36.10%		to	37.82%
2023	187	9.636073	(2)	to	139.569955		1,050	0.04	0.00	(4)	to	1.25		47.84		to	49.69
2022	204	6.517806	(2)	to	93.238655		717	0.00	0.00	(4)	to	1.25		(39.46)		to	(38.70)
2021	163	10.765725	(2)	to	152.095850		1,014	0.00 (3)	0.00	(4)	to	1.25		15.22		to	16.67
2020	164	9.343486	(2)	to	130.365531		880	0.67	0.00	(4)	to	1.25		33.30		to	34.97
Focused Appreciation Division
2024	332	$12.131021		to	$14.738066		$4,817	0.00%	0.35%		to	1.25%		32.75%		to	33.95%
2023	421	9.138455		to	11.002409	(2)	4,511	0.00	0.35		to	1.25		49.13		to	50.47	(2)
2022	428	6.127912		to	7.312168	(2)	3,067	0.01	0.35		to	1.25		(28.72)		to	(28.08	) (2)
2021	409	8.597069		to	108.543824		4,076	0.17	0.00	(4)	to	1.25		17.43		to	18.90
2020	424	7.321217		to	91.289389		3,729	0.54	0.00	(4)	to	1.25		30.90		to	32.55
Large Cap Core Stock Division
2024	177	$4.294491		to	$8.536744		$890	0.65%	0.35%		to	1.25%		20.63%		to	21.72%
2023	180	3.528028		to	7.076895	(2)	743	1.02	0.35		to	1.25		24.23		to	25.35	(2)
2022	186	2.814643		to	5.696639	(2)	608	0.89	0.35		to	1.25		(19.89)		to	(19.16	) (2)
2021	175	7.110610	(2)	to	100.458713		711	0.79	0.00	(4)	to	1.25		23.55		to	25.10
2020	195	5.755230	(2)	to	80.301917		661	1.23	0.00	(4)	to	1.25		21.21		to	22.74
Large Cap Blend Division
2024	254	$2.861147		to	$3.353594		$842	0.86%	0.35%		to	1.25%		22.32%		to	23.43%
2023	248	2.717065	(2)	to	2.717065	(2)	674	0.83	0.35		to	0.35	(4)	20.19	(2)	to	20.19	(2)
2022	252	2.260679	(2)	to	2.260679	(2)	569	0.62	0.35		to	0.35	(4)	(14.08	) (2)	to	(14.08	) (2)
2021	230	2.306054		to	27.701179		604	0.65	0.00	(4)	to	1.25		16.99		to	18.46
2020	229	1.971217		to	23.385328		519	5.26	0.00	(4)	to	1.25		8.68		to	10.05
Index 500 Stock Division
2024	2,396	$22.229423		to	$347.412989		$17,083	1.20%	0.00%		to	1.25%		23.19%		to	24.75%
2023	2,677	18.044646	(2)	to	278.486027	(2)	16,027	1.34	0.00	(4)	to	1.25		24.49		to	26.04
2022	2,886	14.495240	(2)	to	220.942531		13,052	1.29	0.00	(4)	to	1.25		(19.30)		to	(18.28)
2021	2,674	17.960899	(2)	to	270.376034		15,033	1.25	0.00	(4)	to	1.25		26.86		to	28.45
2020	2,495	14.158399	(2)	to	210.492951		11,479	1.65	0.00	(4)	to	1.25		16.71		to	18.18
Large Company Value Division
2024	256	$2.307457		to	$2.704825		$703	1.84%	0.35%		to	1.25%		9.31%		to	10.30%
2023	256	2.110942		to	2.452177	(2)	633	3.46	0.35		to	1.25		2.51		to	3.44	(2)
2022	261	2.059162		to	2.370702	(2)	625	3.08	0.35		to	1.25		(1.57)		to	(0.68	) (2)
2021	256	2.092019		to	2.387048	(2)	618	1.17	0.35		to	1.25		20.41		to	21.49	(2)
2020	255	1.964770	(2)	to	1.964770	(2)	511	2.16	0.35		to	0.35	(4)	2.28	(2)	to	2.28	(2)
Domestic Equity Division
2024	640	$4.026182		to	$4.318761		$2,798	1.92%	0.35%		to	0.65%		6.37%		to	6.69%
2023	628	3.785068	(2)	to	4.047886	(2)	2,570	1.93	0.35		to	0.65	(4)	3.04	(2)	to	3.35	(2)
2022	579	3.673231	(2)	to	3.916578	(2)	2,297	1.68	0.35		to	0.65	(4)	(3.61	) (2)	to	(3.32	) (2)
2021	605	3.810923	(2)	to	43.518946		2,446	1.87	0.00	(4)	to	0.65	(4)	21.92	(2)	to	22.71
2020	575	3.125782	(2)	to	35.463950		1,902	2.19	0.00	(4)	to	0.65	(4)	0.07	(2)	to	0.73
Equity Income Division
2024	414	$4.663975		to	$5.666472		$2,321	2.12%	0.35%		to	1.25%		10.48%		to	11.48%
2023	458	4.221684		to	5.082904	(2)	2,308	2.34	0.35		to	1.25		8.33		to	9.30	(2)
2022	518	3.897129		to	4.650331	(2)	2,390	2.02	0.35		to	1.25		(4.42)		to	(3.56	) (2)
2021	543	4.077248		to	51.480302		2,600	2.06	0.00	(4)	to	1.25		24.14		to	25.70
2020	577	3.284293		to	40.954303		2,217	4.82	0.00	(4)	to	1.25		(0.06)		to	1.20

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Ratio is less than 0.005%.

(4) Revised from the previously issued financial statements to correct the presentation of the lowest and highest expense ratios for products for which units were issued or outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)				Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Mid Cap Growth Stock Division
2024	190	$2.809906		to	$14.033119		$810	0.09%	0.35%		to	1.25%	6.85%		to	7.82%
2023	239	2.606006		to	13.133162	(2)	1,242	0.24	0.35		to	1.25	13.53		to	14.55	(2)
2022	235	2.274906		to	11.567624	(2)	1,090	0.15	0.35		to	1.25	(24.71)		to	(24.03	) (2)
2021	239	15.364526	(2)	to	213.536458		1,624	0.15	0.00	(3)	to	1.25	8.81		to	10.18
2020	230	14.120404	(2)	to	193.811117		1,486	0.29	0.00	(3)	to	1.25	23.85		to	25.41
Index 400 Stock Division
2024	474	$7.773247		to	$7.936852		$4,298	1.20%	0.35%		to	1.25%	12.21%		to	13.23%
2023	524	6.927170		to	7.009238	(2)	4,186	1.35	0.35		to	1.25	14.78		to	15.81	(2)
2022	555	6.035376		to	6.052460	(2)	3,411	1.15	0.35		to	1.25	(14.38)		to	(13.61	) (2)
2021	539	7.049211	(2)	to	93.570328		3,821	0.95	0.00	(3)	to	1.25	22.92		to	24.46
2020	551	5.734890	(2)	to	75.180406		3,203	1.39	0.00	(3)	to	1.25	11.96		to	13.37
Mid Cap Value Division
2024	256	$5.376967		to	$6.532658		$1,648	1.99%	0.35%		to	1.25%	7.29%		to	8.27%
2023	272	5.011387		to	6.033638	(2)	1,615	2.47	0.35		to	1.25	4.95		to	5.89	(2)
2022	254	4.775155		to	5.697952	(2)	1,428	1.93	0.35		to	1.25	(2.37)		to	(1.49	) (2)
2021	237	4.891257		to	61.756931		1,358	1.17	0.00	(3)	to	1.25	21.74		to	23.27
2020	248	4.017711		to	50.098747		1,200	1.90	0.00	(3)	to	1.25	0.40		to	1.67
Small Cap Growth Stock Division
2024	317	$4.233352		to	$7.536373		$1,375	0.35%	0.35%		to	1.25%	11.76%		to	12.78%
2023	348	3.753666		to	6.743158	(2)	1,401	0.03	0.35		to	1.25	16.89		to	17.94	(2)
2022	286	3.182585		to	5.768661	(2)	991	0.00	0.35		to	1.25	(29.38)		to	(28.74	) (2)
2021	244	8.168117	(2)	to	108.425869		1,202	0.02	0.00	(3)	to	1.25	2.81		to	4.11
2020	244	7.944528	(2)	to	104.149054		1,226	0.11	0.00	(3)	to	1.25	31.81		to	33.47
Index 600 Stock Division
2024	779	$3.228993		to	$3.785048		$3,432	1.15%	0.35%		to	1.25%	7.07%		to	8.05%
2023	623	3.015727		to	3.503202	(2)	2,658	1.10	0.35		to	1.25	14.33		to	15.36	(2)
2022	655	2.637754		to	3.036819	(2)	1,988	1.10	0.35		to	1.25	(17.40)		to	(16.66	) (2)
2021	586	3.193533		to	38.363170		2,135	0.78	0.00	(3)	to	1.25	24.65		to	26.22
2020	640	2.561959		to	30.394793		1,896	1.83	0.00	(3)	to	1.25	9.55		to	10.93
Small Cap Value Division
2024	187	$5.380595		to	$6.640722		$1,250	0.75%	0.35%		to	1.25%	8.98%		to	9.97%
2023	226	4.937325		to	6.038713	(2)	1,369	0.52	0.35		to	1.25	12.44		to	13.45	(2)
2022	221	4.390979		to	5.322620	(2)	1,177	0.27	0.35		to	1.25	(19.54)		to	(18.82	) (2)
2021	206	5.457584		to	70.431381		1,340	0.40	0.00	(3)	to	1.25	21.48		to	23.00
2020	220	5.047024	(2)	to	57.260960		1,185	0.52	0.00	(3)	to	0.65 (3)	8.58	(2)	to	9.29
International Growth Division
2024	727	$2.884514		to	$3.560110		$2,683	0.87%	0.35%		to	1.25%	3.98%		to	4.93%
2023	714	2.774095		to	3.392961	(2)	2,511	0.85	0.35		to	1.25	19.27		to	20.34	(2)
2022	773	2.325847		to	2.819373	(2)	2,166	0.59	0.35		to	1.25	(24.09)		to	(23.40	) (2)
2021	682	3.063761		to	39.539175		2,483	0.55	0.00	(3)	to	1.25	14.48		to	15.92
2020	626	2.676266		to	34.110132		2,070	1.62	0.00	(3)	to	1.25	16.44		to	17.91
Research International Core Division
2024	1,344	$1.636815		to	$1.636815		$2,241	1.79%	0.35%		to	0.35%	2.89%		to	2.89%
2023	1,375	1.590888	(2)	to	1.590888	(2)	2,230	1.70	0.35		to	0.35 (3)	12.55	(2)	to	12.55	(2)
2022	1,377	1.413453	(2)	to	1.413453	(2)	1,987	2.23	0.35		to	0.35 (3)	(17.45	) (2)	to	(17.45	) (2)
2021	1,235	1.638483	(2)	to	18.026460		2,134	1.17	0.00	(3)	to	0.65 (3)	11.34	(2)	to	12.07
2020	1,138	1.471544	(2)	to	16.084924		1,767	2.14	0.00	(3)	to	0.65 (3)	12.73	(2)	to	13.46

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Revised from the previously issued financial statements to correct the presentation of the lowest and highest expense ratios for products for which units were issued or outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)				Total Return Corresponding to Lowest to Highest Expense Ratio(1)
International Equity Division
2024	1,630	$2.416279		to	$4.488649		$4,207	2.82%	0.35%		to	1.25%	2.64%		to	3.57%
2023	1,696	2.332928		to	4.373224	(2)	4,433	2.96	0.35		to	1.25	14.65		to	15.68	(2)
2022	1,887	2.016624		to	3.814274	(2)	4,134	2.46	0.35		to	1.25	(7.99)		to	(7.16	) (2)
2021	1,773	4.145278	(2)	to	5.930327		4,181	2.35	0.00	(4)	to	1.25	3.70		to	5.00
2020	1,713	3.997280	(2)	to	5.647675		3,916	3.58	0.00	(4)	to	1.25	(3.92)		to	(2.71)
Emerging Markets Equity Division
2024	2,866	$1.037988		to	$1.216765		$3,619	1.50%	0.35%		to	1.25%	2.72%		to	3.66%
2023	2,826	1.010464		to	1.173819	(2)	3,436	2.14	0.35		to	1.25	5.59		to	6.54	(2)
2022	2,874	0.957001		to	1.101801	(2)	3,186	1.31	0.35		to	1.25	(26.20)		to	(25.54	) (2)
2021	2,248	1.296801		to	15.578805		3,331	0.53	0.00	(4)	to	1.25	(5.74)		to	(4.55)
2020	2,101	1.375728		to	16.321818		3,277	2.28	0.00	(4)	to	1.25	25.28		to	26.86
Government Money Market Division
2024	553	$1.423211		to	$2.953211		$869	4.96%	0.35%		to	1.25%	3.68%		to	4.62%
2023	570	1.360326		to	2.848379	(2)	856	4.80	0.35		to	1.25	3.54		to	4.47	(2)
2022	659	1.302115		to	2.751015	(2)	933	1.34	0.35		to	1.25	0.11		to	1.01	(2)
2021	712	2.747974	(2)	to	43.483468		1,017	0.00 (3)	0.00	(4)	to	1.25	(1.23)		to	0.01
2020	1,183	2.782276	(2)	to	43.480109		2,419	0.19	0.00	(4)	to	1.25	(0.94)		to	0.31
Short-Term Bond Division
2024	1,005	$1.180203		to	$1.383462		$1,354	3.32%	0.35%		to	1.25%	3.72%		to	4.67%
2023	1,048	1.137835		to	1.321789	(2)	1,353	2.00	0.35		to	1.25	3.96		to	4.90	(2)
2022	971	1.094508		to	1.260105	(2)	1,196	1.36	0.35		to	1.25	(5.70)		to	(4.85	) (2)
2021	1,026	1.160639		to	13.941366		1,333	1.81	0.00	(4)	to	1.25	(1.33)		to	(0.10)
2020	921	1.176335		to	13.954768		1,259	2.28	0.00	(4)	to	1.25	3.00		to	4.29
Select Bond Division
2024	2,528	$2.475586		to	$14.221164		$6,411	3.94%	0.35%		to	1.25%	0.49%		to	1.40%
2023	2,217	2.441293		to	14.151716	(2)	5,701	2.59	0.35		to	1.25	4.87		to	5.82	(2)
2022	2,304	2.307053		to	13.493913	(2)	5,601	1.68	0.35		to	1.25	(14.40)		to	(13.63	) (2)
2021	2,347	15.764793	(2)	to	263.835613		6,605	2.14	0.00	(4)	to	1.25	(2.81)		to	(1.59)
2020	2,188	16.220194	(2)	to	268.089237		6,510	2.75	0.00	(4)	to	1.25	7.63		to	8.98
Long-Term U.S. Government Bond Division
2024	249	$1.642259		to	$1.642259		$408	3.30%	0.35%		to	0.35%	(6.11	) %	to	(6.11	) %
2023	267	1.749188	(2)	to	1.749188	(2)	466	2.43	0.35		to	0.35 (4)	2.97	(2)	to	2.97	(2)
2022	214	1.698809	(2)	to	1.698809	(2)	363	1.46	0.35		to	0.35 (4)	(29.78	) (2)	to	(29.78	) (2)
2021	209	2.120232		to	25.468271		506	0.87	0.00	(4)	to	1.25	(6.55)		to	(5.37)
2020	198	2.268738		to	26.913884		505	1.47	0.00	(4)	to	1.25	15.91		to	17.37
Inflation Protection Division
2024	787	$1.351406		to	$1.584132		$1,220	3.08%	0.35%		to	1.25%	0.69%		to	1.60%
2023	818	1.342162		to	1.559115	(2)	1,252	4.91	0.35		to	1.25	2.61		to	3.53	(2)
2022	846	1.308004		to	1.505890	(2)	1,253	3.31	0.35		to	1.25	(14.04)		to	(13.27	) (2)
2021	864	1.521651		to	18.278682		1,479	0.98	0.00	(4)	to	1.25	5.28		to	6.61
2020	831	1.445291		to	17.146141		1,403	1.99	0.00	(4)	to	1.25	8.21		to	9.57
High Yield Bond Division
2024	555	$4.057769		to	$4.860681		$2,272	6.32%	0.35%		to	1.25%	5.05%		to	6.01%
2023	557	3.827743		to	4.626815	(2)	2,162	5.64	0.35		to	1.25	11.84		to	12.85	(2)
2022	525	3.392006		to	4.136969	(2)	1,809	5.54	0.35		to	1.25	(12.43)		to	(11.64	) (2)
2021	521	4.724197	(2)	to	66.738383		2,026	5.30	0.00	(4)	to	1.25	4.00		to	5.31
2020	480	4.542495	(2)	to	63.375613		1,797	5.84	0.00	(4)	to	1.25	5.32		to	6.64

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Ratio is less than 0.005%.

(4) Revised from the previously issued financial statements to correct the presentation of the lowest and highest expense ratios for products for which units were issued or outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)					Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Multi-Sector Bond Division
2024	2,125	$2.081256		to	$2.081256		$4,454	5.03%	0.35%		to	0.35%		6.05%		to	6.05%
2023	1,897	1.962612	(2)	to	1.962612	(2)	3,754	2.52	0.35		to	0.35	(3)	9.32	(2)	to	9.32	(2)
2022	1,838	1.795218	(2)	to	1.795218	(2)	3,328	4.12	0.35		to	0.35	(3)	(15.69	) (2)	to	(15.69	) (2)
2021	1,771	1.866147		to	22.416380		3,782	2.15	0.00	(3)	to	1.25		(1.32)		to	(0.08)
2020	1,866	1.891030		to	22.433485		3,994	4.15	0.00	(3)	to	1.25		4.81		to	6.13
Balanced Division
2024	990	$18.020572		to	$311.423909		$4,415	2.18%	0.00%		to	1.25%		6.08%		to	7.43%
2023	1,263	16.987412	(2)	to	289.897985		5,530	2.03	0.00	(3)	to	1.25		11.67		to	13.07
2022	1,198	15.211922	(2)	to	256.387829		4,624	3.87	0.00	(3)	to	1.25		(15.20)		to	(14.14)
2021	1,156	17.938388	(2)	to	298.595878		5,772	2.46	0.00	(3)	to	1.25		6.23		to	7.56
2020	916	16.887105	(2)	to	277.610210		5,560	1.64	0.00	(3)	to	1.25		11.09		to	12.49
Asset Allocation Division
2024	109	$3.370485		to	$3.615525		$396	2.05%	0.35%		to	0.65%		9.00%		to	9.33%
2023	92	3.092205	(2)	to	3.307023	(2)	307	2.29	0.35		to	0.65	(3)	14.49	(2)	to	14.83	(2)
2022	142	2.700812	(2)	to	2.879844	(2)	412	2.92	0.35		to	0.65	(3)	(15.38	) (2)	to	(15.13	) (2)
2021	153	3.191828	(2)	to	3.393259	(2)	524	2.15	0.35		to	0.65	(3)	9.73	(2)	to	10.06	(2)
2020	172	2.908673	(2)	to	3.082984	(2)	533	2.36	0.35		to	0.65	(3)	12.70	(2)	to	13.04	(2)
Fidelity VIP Mid Cap Division
2024	280	$7.782032		to	$9.454749		$2,618	0.54%	0.35%		to	1.25%		16.02%		to	17.08%
2023	301	6.707303		to	8.075593	(2)	2,391	0.60	0.35		to	1.25		13.65		to	14.67	(2)
2022	324	5.901591		to	7.042196	(2)	2,254	0.49	0.35		to	1.25		(15.80)		to	(15.04	) (2)
2021	343	7.008987		to	88.496791		2,816	0.61	0.00	(3)	to	1.25		24.04		to	25.60
2020	360	5.650379		to	70.458211		2,377	0.62	0.00	(3)	to	1.25		16.60		to	18.07
Fidelity VIP Contrafund Division
2024	923	$4.751604		to	$5.569692		$5,173	0.19%	0.35%		to	1.25%		32.12%		to	33.32%
2023	967	3.596457		to	4.177703	(2)	4,076	0.47	0.35		to	1.25		31.80		to	32.99	(2)
2022	1,106	2.728684		to	3.141458	(2)	3,510	0.53	0.35		to	1.25		(27.23)		to	(26.57	) (2)
2021	1,043	3.749539		to	45.041088		4,478	0.06	0.00	(3)	to	1.25		26.25		to	27.83
2020	1,161	2.969929		to	35.233871		4,034	0.21	0.00	(3)	to	1.25		28.83		to	30.46
AMT Sustainable Equity Division
2024	279	$3.855796		to	$4.519558		$1,256	0.22%	0.35%		to	1.25%		24.27%		to	25.40%
2023	302	3.102751		to	3.604127	(2)	1,091	0.34	0.35		to	1.25		25.33		to	26.46	(2)
2022	308	2.475672		to	2.850099	(2)	881	0.46	0.35		to	1.25		(19.48)		to	(18.75	) (2)
2021	291	3.357091	(2)	to	36.931533		1,025	0.37	0.00	(3)	to	0.65	(3)	22.68	(2)	to	23.48
2020	313	2.736519	(2)	to	29.909730		899	0.62	0.00	(3)	to	0.65	(3)	18.79	(2)	to	19.56
U.S. Strategic Equity Division
2024	112	$4.603258		to	$4.603258		$516	0.93%	0.35%		to	0.35%		20.08%		to	20.08%
2023	114	3.833544	(2)	to	3.833544	(2)	434	0.77	0.35		to	0.35	(3)	25.85	(2)	to	25.85	(2)
2022	130	3.046092	(2)	to	3.046092	(2)	395	0.61	0.35		to	0.35	(3)	(21.13	) (2)	to	(21.13	) (2)
2021	124	3.862348	(2)	to	3.862348	(2)	479	0.56	0.35		to	0.35	(3)	19.98	(2)	to	19.98	(2)
2020	125	3.219218	(2)	to	3.219218	(2)	403	0.47	0.35		to	0.35	(3)	23.40	(2)	to	23.40	(2)
U.S. Small Cap Equity Division
2024	61	$3.986158		to	$4.395514		$262	1.58%	0.35%		to	1.25%		7.17%		to	8.15%
2023	67	3.719374		to	4.064373	(2)	265	0.69	0.35		to	1.25		12.20		to	13.21	(2)
2022	67	3.314895		to	3.590090	(2)	235	0.20	0.35		to	1.25		(17.00)		to	(16.25	) (2)
2021	63	3.993712		to	4.286640	(2)	267	0.25	0.35		to	1.25		24.23		to	25.35	(2)
2020	63	3.214751		to	3.419722	(2)	212	0.05	0.35		to	1.25		11.30		to	12.31	(2)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Revised from the previously issued financial statements to correct the presentation of the lowest and highest expense ratios for products for which units were issued or outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)					Total Return Corresponding to Lowest to Highest Expense Ratio(1)
International Developed Markets Division
2024	279	$2.162645		to	$2.383122		$604	2.99%	0.35%		to	0.65%		2.10%		to	2.41%
2023	382	2.111693	(2)	to	2.333997	(2)	808	1.26	0.35		to	0.65	(3)	15.51	(2)	to	15.86	(2)
2022	426	1.822675	(2)	to	2.020571	(2)	778	0.00	0.35		to	0.65	(3)	(13.61)	(2)	to	(13.35)	(2)
2021	401	2.103441	(2)	to	2.338794	(2)	845	2.53	0.35		to	0.65	(3)	11.93	(2)	to	12.26	(2)
2020	435	1.873698	(2)	to	2.089593	(2)	819	1.23	0.35		to	0.65	(3)	4.39	(2)	to	4.71	(2)
Strategic Bond Division
2024	911	$2.303896		to	$2.303896		$2,101	4.93%	0.35%		to	0.35%		0.47%		to	0.47%
2023	832	2.293080	(2)	to	2.293080	(2)	1,912	2.93	0.35		to	0.35	(3)	3.65	(2)	to	3.65	(2)
2022	815	2.212282	(2)	to	2.212282	(2)	1,807	2.47	0.35		to	0.35	(3)	(14.58)	(2)	to	(14.58)	(2)
2021	790	2.162708		to	28.706174		2,050	0.90	0.00	(3)	to	1.25		(3.04)		to	(1.82)
2020	808	2.230428		to	29.237785		2,195	1.83	0.00	(3)	to	1.25		7.09		to	8.43
Global Real Estate Securities Division
2024	509	$4.249128		to	$5.179618		$2,692	2.29%	0.35%		to	1.25%		0.15%		to	1.06%
2023	529	4.242859		to	5.125359	(2)	2,762	1.82	0.35		to	1.25		9.18		to	10.16	(2)
2022	538	3.886061		to	4.652506	(2)	2,452	1.31	0.35		to	1.25		(27.68)		to	(27.02)	(2)
2021	509	5.373126		to	71.324137		3,181	4.89	0.00	(3)	to	1.25		25.62		to	27.19
2020	531	4.277349		to	56.074809		2,632	1.52	0.00	(3)	to	1.25		(6.36)		to	(5.18)
LifePoints Moderate Strategy Division
2024	513	$1.635588		to	$1.917206		$920	3.46%	0.35%		to	1.25%		5.15%		to	6.11%
2023	562	1.555433		to	1.806818	(2)	957	1.57	0.35		to	1.25		9.94		to	10.93	(2)
2022	574	1.414783		to	1.628787	(2)	885	1.83	0.35		to	1.25		(16.70)		to	(15.95)	(2)
2021	580	1.698371		to	1.937804	(2)	1,070	4.23	0.35		to	1.25		6.89		to	7.85	(2)
2020	588	1.588894		to	1.796695	(2)	1,011	2.03	0.35		to	1.25		5.08		to	6.03	(2)
LifePoints Balanced Strategy Division
2024	879	$1.837679		to	$2.154152		$1,756	2.98%	0.35%		to	1.25%		8.11%		to	9.10%
2023	862	1.699794		to	1.974562	(2)	1,583	1.41	0.35		to	1.25		13.11		to	14.12	(2)
2022	897	1.502842		to	1.730220	(2)	1,447	1.96	0.35		to	1.25		(17.39)		to	(16.64)	(2)
2021	720	1.819166		to	2.075714	(2)	1,384	4.86	0.35		to	1.25		11.64		to	12.64	(2)
2020	585	1.629523		to	1.842719	(2)	1,015	2.15	0.35		to	1.25		6.31		to	7.27	(2)
LifePoints Growth Strategy Division
2024	714	$1.966185		to	$2.304795		$1,519	2.46%	0.35%		to	1.25%		10.54%		to	11.55%
2023	744	1.778682		to	2.066219	(2)	1,430	0.81	0.35		to	1.25		16.50		to	17.55	(2)
2022	927	1.526760		to	1.757763	(2)	1,502	1.36	0.35		to	1.25		(18.23)		to	(17.49)	(2)
2021	860	1.867142		to	2.130455	(2)	1,698	4.73	0.35		to	1.25		15.99		to	17.03	(2)
2020	773	1.609785		to	1.820383	(2)	1,304	1.62	0.35		to	1.25		8.38		to	9.36	(2)
LifePoints Equity Growth Strategy Division
2024	344	$1.911681		to	$2.240933		$658	2.30%	0.35%		to	1.25%		11.68%		to	12.69%
2023	342	1.711777		to	1.988514	(2)	586	0.62	0.35		to	1.25		18.04		to	19.10	(2)
2022	519	1.450150		to	1.450150	(2)	752	1.26	1.25	(3)	to	1.25		(18.70)		to	(18.70)	(2)
2021	484	1.783706		to	1.783706	(2)	863	5.07	1.25	(3)	to	1.25		18.13		to	18.13	(2)
2020	467	1.509990		to	1.707568	(2)	705	2.07	0.35		to	1.25		6.91		to	7.88	(2)
Credit Suisse Trust Commodity Return Strategy Division
2024	260	$5.622554		to	$6.357958		$1,656	3.17%	0.35%		to	1.25%		3.81%		to	4.75%
2023	240	5.416250		to	6.069481	(2)	1,462	21.44	0.35		to	1.25		(10.02)		to	(9.21)	(2)
2022	245	6.019683		to	6.685526	(2)	1,647	17.00	0.35		to	1.25		14.90		to	15.94	(2)
2021	290	5.238853		to	5.986523		1,681	5.13	0.00	(3)	to	1.25		26.90		to	28.49
2020	302	4.128458		to	4.659188		1,357	5.59	0.00	(3)	to	1.25		(2.71)		to	(1.48)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Revised from the previously issued financial statements to correct the presentation of the lowest and highest expense ratios for products for which units were issued or outstanding during the period.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2024, 2023 and 2022

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2024 and 2023 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2024	2023

Assets:
Bonds	$201,544	$191,692
Mortgage loans	57,078	53,361
Policy loans	20,039	19,003
Common and preferred stocks	3,340	2,852
Real estate	2,791	2,877
Other investments	30,865	29,404
Cash and short-term investments	8,052	8,826

Total investments	323,709	308,015

Due and accrued investment income	2,898	2,429
Net deferred tax assets	2,876	2,372
Deferred premium and other assets	5,047	5,339
Admitted disallowed interest maintenance reserve	3,122	2,458
Separate account assets	40,672	38,216

Total assets	$378,324	$358,829

Liabilities and surplus:
Policy benefit reserves	$264,219	$253,960
Deposit funds	15,798	13,072
Policyowner dividends payable	8,255	7,370
Asset valuation reserve	8,350	7,885
Other liabilities	9,256	8,016
Separate account liabilities	40,672	38,216

Total liabilities	346,550	328,519

Surplus:
Surplus notes	4,491	4,485
Special surplus fund	3,122	2,458
Unassigned surplus	24,161	23,367

Total surplus	31,774	30,310

Total liabilities and surplus	$378,324	$358,829

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2024	2023	2022

Revenue:
Premiums	$23,318	$22,003	$22,288
Net investment income	13,815	13,224	11,768
Other income	976	896	840

Total revenue	38,109	36,123	34,896

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	15,956	12,818	11,707
Net additions to policy benefit reserves	10,592	11,973	12,224
Net transfers from separate accounts	(1,499)	(1,007)	(490)

Total benefits	25,049	23,784	23,441

Commissions and operating expenses	4,245	4,216	4,158

Total benefits and expenses	29,294	28,000	27,599

Gain from operations before dividends and taxes	8,815	8,123	7,297

Policyowner dividends	8,256	7,371	6,833

Gain from operations before taxes	559	752	464
Income tax (benefit) expense	(98)	5	(160)

Net gain from operations	657	747	624
Net realized capital (losses) gains	(96)	(36)	288

Net income	$561	$711	$912

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2024	2023	2022

Beginning of year balance	$30,310	$29,885	$29,283

Net income	561	711	912

Change in net unrealized capital gains and losses	807	117	(1,549)

Change in net deferred tax assets	195	608	470

Change in nonadmitted assets	96	(305)	(71)

Change in asset valuation reserve	(464)	(709)	557

Change in surplus notes	5	5	5

Other surplus changes	264	(2)	278

Net increase in surplus	1,464	425	602

End of year balance	$31,774	$30,310	$29,885

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2024	2023	2022

Cash flows from operating activities:
Premiums and other income received	$16,934	$15,560	$16,296
Investment income received	12,600	11,466	10,456
Benefit and dividend payments to policyowners and beneficiaries	(15,315)	(12,301)	(10,703)
Net transfers from separate accounts	1,462	968	446
Commissions, expenses and taxes paid	(3,198)	(3,558)	(3,768)

Net cash provided by operating activities	12,483	12,135	12,727

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	44,983	36,091	40,363
Mortgage loans	3,607	4,025	3,368
Common and preferred stocks	229	403	2,241
Real estate	391	112	67
Other investments	3,333	1,995	4,536

Subtotal proceeds from investments	52,543	42,626	50,575

Cost of investments acquired:
Bonds	(56,318)	(40,581)	(51,983)
Mortgage loans	(7,454)	(5,603)	(6,679)
Common and preferred stocks	(420)	(356)	(1,013)
Real estate	(174)	(77)	(27)
Other investments	(3,211)	(4,213)	(5,747)

Subtotal cost of investments acquired	(67,577)	(50,830)	(65,449)

Net outflows of policy loans	(808)	(1,107)	(152)

Net cash applied to investing activities	(15,842)	(9,311)	(15,026)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	2,355	1,713	2,239
Other cash provided (applied)	230	(187)	750

Net cash provided by financing and miscellaneous sources	2,585	1,526	2,989

Net (decrease) increase in cash and short-term investments	(774)	4,350	690

Cash and short-term investments, beginning of year	8,826	4,476	3,786

Cash and short-term investments, end of year	$8,052	$8,826	$4,476

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2024	2023	2022

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$7,072	$6,543	$6,277
Capitalized interest and payment in-kind investment income	994	890	835
Other policyowner contract activity	409	380	345
Employee benefit and compensation plan expenses	210	200	178

Investing:
Bond refinancings and exchanges	1,199	1,787	2,257
Mortgage loan refinancings and transfers	1,577	788	1,343
Net asset transfers with affiliated entities	393	2,017	1,088
Net policy loan activity	381	359	316
Net premium loan activity	136	144	115
Other investment exchanges	355	1,174	6

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	326	349	444

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted, (8) current expected credit losses (CECL) are based on expected credit losses rather than incurred losses, and (9) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Office of the Commissioner of Insurance of the State of Wisconsin, originally effective December 31, 2022, that allows for the full admissibility of the Company’s net negative interest maintenance reserve (IMR) balance. During 2023, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), which allows the admission of a net negative IMR balance up to 10% of adjusted general account capital and surplus (10% Surplus Threshold), subject to certain conditions. Subsequent to this adoption, the Company’s permitted practice was amended (effective December 31, 2023, until further notice) to reflect the Company being subject to the terms of the INT 23-01 provisions and to permit the continued full admission of the Company’s total net negative IMR above the 10% Surplus Threshold.

As of December 31, 2024 and 2023, the Company’s adjusted capital and surplus as determined under INT 23-01 was $25.6 billion and $25.8 billion, respectively. As of December 31, 2024, the Company’s net negative IMR balance exceeded the 10% Surplus Threshold by $567 million and its net negative IMR balance of $3,122 million was fully admitted. The Company’s unamortized general account IMR balance represents 12% of its adjusted capital and surplus as of December 31, 2024. The Company allocated an amount equal to its admitted net negative IMR balance of $3,122 million to a special surplus fund as of December 31, 2024 as required by INT 23-10. The Company does not maintain separate account IMR.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The permitted practice is subject to certain conditions, which were and have been met by the Company. As of December 31, 2024 and 2023, if the Company had not used the above permitted practice, a risk-based capital regulatory event would not have been triggered. A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Net Income, Wisconsin State Basis	$561	$711	$912

State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	-	-	-

Net Income, NAIC SAP	$561	$711	$912

	December 31,
	2024	2023
	(in millions)
Statutory Surplus, Wisconsin State Basis	$31,774	$30,310
State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	(567)	-

Statutory Surplus, NAIC SAP	$31,207	$30,310

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Cash and Short-term Investments

Cash and short-term investments include cash deposits, securities that have maturities of one year or less at purchase, money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Most variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life insurance policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice with regard to its net negative IMR balance.

INT 23-01 requires the following disclosures related to the admittance of net negative IMR. The following statements apply for the periods ending December 31, 2024 and 2023:

a. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

b. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plan and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

c. Any deviation to the above statements was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

d. Asset sales were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

At December 31, 2024, the unamortized IMR balance included $1,977 million of capital gains offset by $2,752 million of capital losses related to derivatives carried at fair value upon termination.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $44 million and $30 million at December 31, 2024 and 2023, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $115 million and $96 million, respectively. Non-operating system software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $585 million and $552 million at December 31, 2024 and 2023, respectively. Depreciation expense for IT equipment and software totaled $220 million, $198 million and $179 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $86 million and $99 million at December 31, 2024 and 2023, respectively. Depreciation expense for furniture, fixtures and equipment totaled $14 million, $16 million and $18 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

The majority of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, stocks, and other investments denominated in foreign currencies. The Company also has outstanding funding agreements denominated in a foreign currency under the Funding Agreement Backed Note (FABN) program described in Note 5. Investments or funding agreements denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment or funding agreement is sold or matures, or if the related investment is determined to be other-than-temporarily impaired, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt or payment of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through February 17, 2025, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2024 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount to net investment income, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2024 and 2023, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2024	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,228	$2	$(138)	$4,092
States, territories, and possessions	938	3	(64)	877
Political subdivisions	293	2	(17)	278
Special revenue and assessments	20,142	41	(2,241)	17,942
All foreign governments	3,606	3	(255)	3,354
Hybrid securities	681	9	(6)	684
SVO-identified funds	280	-	-	280
Industrial and miscellaneous	171,376	815	(12,239)	159,952

Total bonds	$201,544	$875	$(14,960)	$187,459

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,189	$3	$(323)	$3,869
States, territories, and possessions	934	10	(51)	893
Political subdivisions	365	9	(17)	357
Special revenue and assessments	18,592	141	(1,910)	16,823
All foreign governments	2,670	38	(152)	2,556
Hybrid securities	482	5	(18)	469
SVO-identified funds	21	—	—	21
Industrial and miscellaneous	164,439	1,491	(11,447)	154,483

Total bonds	$191,692	$1,697	$(13,918)	$179,471

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

Statement value of bonds by NAIC designation category at December 31, 2024 and 2023 was as follows:

December 31, 2024	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,228	$-	$-	$-	$-	$-	$4,228

States, territories, and possessions	938	-	-	-	-	-	938

Political subdivisions	293	-	-	-	-	-	293

Special revenue and assessments	20,016	106	20	-	-	-	20,142

All foreign governments	1,407	2,166	33	-	-	-	3,606

Hybrid securities	-	495	171	15	-	-	681

SVO-identified funds	-	280	-	-	-	-	280

Industrial and miscellaneous	92,489	66,362	5,680	3,848	2,602	395	171,376

Total bonds	$119,371	$69,409	$5,904	$3,863	$2,602	$395	$201,544

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,189	$-	$-	$-	$-	$-	$4,189

States, territories, and possessions	934	-	-	-	-	-	934

Political subdivisions	365	-	-	-	-	-	365

Special revenue and assessments	18,467	102	23	-	-	-	18,592

All foreign governments	1,037	1,608	21	4	-	-	2,670

Hybrid securities	-	395	85	2	-	-	482

SVO-identified funds	-	21	-	-	-	-	21

Industrial and miscellaneous	86,864	64,416	5,411	4,427	3,047	274	164,439

Total bonds	$111,856	$66,542	$5,540	$4,433	$3,047	$274	$191,692

Based on statement value, 94% and 93% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the NAIC) as of December 31, 2024 and 2023, respectively.

Statement value and fair value of structured securities at December 31, 2024 and 2023, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2024	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,159	$14,450	$ -	$ -	$16,159	$14,450
Other prime	193	189	1	1	194	190
Other below-prime	2,160	2,094	26	25	2,186	2,119
Commercial mortgage-backed:
U.S. Government agencies	20	18	-	-	20	18
Conduit	5,272	5,048	26	20	5,298	5,068
Other asset-backed	20,520	20,226	340	325	20,860	20,551

Total structured securities	$44,324	$42,025	$ 393	$371	$44,717	$42,396

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
			(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,434	$12,995	$—	$—	$14,434	$12,995
Other prime	165	158	—	—	165	158
Other below-prime	1,674	1,587	2	1	1,676	1,588
Commercial mortgage-backed:
U.S. Government agencies	33	30	—	—	33	30
Conduit	5,497	5,120	57	44	5,554	5,164
Other asset-backed	18,252	17,858	59	60	18,311	17,918

Total structured securities	$40,055	$37,748	$118	$105	$40,173	$37,853

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2024 and 2023. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2024 and 2023.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2024 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$13,878	$13,844

Due after one year through five years	51,000	49,825

Due after five years through ten years	49,243	46,995

Due after ten years	94,264	83,636

Total	$208,385	$194,300

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $128 million and $129 million at December 31, 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$10,522	$3,203	$6,512	$10,899	$-	$31,136

Office	2,439	345	1,171	3,024	-	6,979

Retail	1,086	299	1,011	1,171	-	3,567

Warehouse/Industrial	3,679	1,271	787	4,222	111	10,070

Manufactured housing	297	325	2,082	1,735	186	4,625

Other	155	263	162	121	-	701

Total	$18,178	$5,706	$11,725	$21,172	$297	$57,078

December 31, 2023	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$9,032	$2,956	$6,183	$10,074	$-	$28,245

Office	2,769	357	1,353	3,058	-	7,537

Retail	1,467	301	1,176	1,451	-	4,395

Warehouse/Industrial	2,878	1,145	511	3,264	135	7,933

Manufactured housing	318	371	2,102	1,647	204	4,642

Other	196	195	88	130	-	609

Total	$16,660	$5,325	$11,413	$19,624	$339	$53,361

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.0 billion and $2.2 billion at December 31, 2024 and 2023, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2024 and 2023 is summarized below.

For mortgage loans originated or refinanced during:	2024	2023

Minimum interest rate	4.80%	3.78%

Maximum interest rate	8.13%	8.73%

Weighted-average LTV	55%	53%

Maximum LTV	66%	132%

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. For loans originated and refinanced during the years ending December 31, 2024 and 2023, the maximum LTV ratios were 66% and 132%, respectively. For 2023, the maximum LTV ratio of 132% was due to one loan with a statement value of less than $1 million. Excluding this loan, the highest LTV ratio during 2023 was 69% related to a loan with a statement value of $65 million. At December 31, 2024 and 2023, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 56% and 55%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2024 and 2023 was as follows:

December 31, 2024	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,322	$19,341	$3,209	$264	$31,136

Office	1,879	2,858	1,026	1,216	6,979

Retail	1,147	2,008	271	141	3,567

Warehouse/Industrial	3,823	6,084	163	-	10,070

Manufactured housing	2,446	2,159	20	-	4,625

Other	420	227	-	54	701

Total	$18,037	$32,677	$4,689	$1,675	$57,078

December 31, 2023	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,291	$17,003	$2,870	$81	$28,245

Office	2,616	3,278	1,056	587	7,537

Retail	826	3,043	381	145	4,395

Warehouse/Industrial	2,971	4,898	64	-	7,933

Manufactured housing	2,304	2,277	61	-	4,642

Other	443	102	-	64	609

Total	$17,451	$30,601	$4,432	$877	$53,361

The aggregate statement value of mortgage loans with LTV in excess of 100% was $1,028 million and $346 million at December 31, 2024 and December 31, 2023, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported realized capital losses of $12 million on one mortgage loan that was restructured and then refinanced at current market interest rates during the year ended December 31, 2024, and none in 2023. The Company had no mortgage loans at either of December 31, 2024 or December 31, 2023 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2024 or 2023. The Company had three mortgage loans in the process of foreclosure at December 31, 2024 and one at December 31, 2023. All remaining mortgage loans were current on principal payments and contractual interest as of December 31, 2024 and December 31, 2023. The Company recognized other-than-temporary impairment losses on mortgage loans of $43 million and $37 million for the years ended December 31, 2024 and 2023, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,727 million and $2,395 million included in the statutory statements of financial position at December 31, 2024 and 2023, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the NAIC are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the NAIC are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2024 and 2023, the statutory statements of financial position included $613 million and $457 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	East	Midwest	South	West	Total

	(in millions)

Apartment	$297	$136	$241	$560	$1,234

Office	207	696	47	-	950

Warehouse/Industrial	278	-	-	198	476

Other	16	20	95	-	131

Total	$798	$852	$383	$758	$2,791

December 31, 2023	East	Midwest	South	West	Total

	(in millions)

Apartment	$301	$165	$247	$724	$1,437

Office	207	563	49	-	819

Warehouse/Industrial	293	-	-	200	493

Other	16	13	99	-	128

Total	$817	$741	$395	$924	$2,877

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $696 million and $563 million at December 31, 2024 and 2023, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of other investments held directly or indirectly by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023

	(in millions)

Securities partnerships and LLCs	$12,488	$12,405

Bonds	4,135	2,282

Common and preferred stocks	4,127	3,706

Real estate JVs, partnerships and LLCs	3,757	3,683

Derivative instruments	1,849	1,302

COLI	1,345	1,230

Wholly owned real estate	1,146	1,099

Low income housing tax credit properties	763	727

Cash and short-term investments	679	1,142

Structured settlements	604	623

Other net assets (liabilities)	(28)	1,205

Total	$30,865	$29,404

At December 31, 2023, Other net assets (liabilities) above includes a $708 million receivable for the sale of limited partnership interests to an unaffiliated entity.

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 15 years and 13 years of unexpired credits at December 31, 2024 and 2023, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized for both 2024 and 2023 was $167 million. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2024 and 2023, the value of wholly-owned SCA investments were as follows:

	December 31, 2024			December 31, 2023

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)

NM Wealth Management Company	$268	$-	$268	$257	$-	$257

Total common stock SCAs [1]	268	-	268	257	-	257

NML Securities Holdings, LLC	15,938	-	15,938	14,574	-	14,574

NML Real Estate Holdings, LLC	1,243	-	1,243	1,225	-	1,225

QOZ Holding Company, LLC	478	18	460	473	-	473

NM Investment Services, LLC	223	-	223	203	-	203

NM GP Holdings, LLC	190	131	59	70	14	56

NM Pebble Valley, LLC	137	-	137	179	-	179

Wysh Holdings, LLC	33	5	28	43	3	40

Lake Emily Holdings, LLC	32	-	32	39	-	39

NM Investment Management Company, LLC	18	18	-	4	4	-

Mason Street Advisors, LLC	8	8	-	30	30	-

GRO-SUB, LLC	3	3	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NM-SAS, LLC	-	-	-	7	4	3

Total other investment SCAs [2]	18,304	184	18,120	16,852	60	16,792

Total investments in SCAs	$18,572	$184	$18,388	$17,109	$60	$17,049

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2024. In all cases, the NAIC accepted the statement value.

Net Investment Income

The sources of net investment income for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022

		(in millions)

Bonds	$9,024	$8,044	$6,566

Mortgage loans	2,327	2,123	1,899

Common and preferred stocks	225	196	183

Real estate	314	322	310

Other investments	2,040	2,532	2,351

Policy loans	1,327	1,224	1,143

Amortization of IMR	(278)	(61)	292

Gross investment income	14,979	14,380	12,744

Less: investment expenses	1,164	1,156	976

Net investment income	$13,815	$13,224	$11,768

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the years ended December 31, 2024, 2023 and 2022 bond investment income included $35 million, $12 million and $51 million of prepayment fees, respectively, generated as a result of 98, 43 and 175 securities, respectively, tendered or otherwise redeemed as a result of a callable feature. For the years ended December 31, 2024 and 2023, the Company had $539 million and $406 million, respectively, of aggregate cumulative paid-in-kind interest included in the current principal value of bonds and mortgage loans in the statement of financial position.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2024			December 31, 2023			December 31, 2022

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

	(in millions)

Bonds	$383	$(1,698)	$(1,315)	$202	$(2,868)	$(2,666)	$241	$(3,614)	$(3,373)
Mortgage loans	-	(58)	(58)	3	(41)	(38)	-	(28)	(28)
Common and preferred stocks	52	(37)	15	104	(21)	83	395	(112)	283
Real estate	150	(2)	148	58	-	58	23	(99)	(76)
Other investments	1,254	(1,273)	(19)	821	(1,073)	(252)	2,154	(2,403)	(249)

Subtotal	$1,839	$(3,068)	(1,229)	$1,188	$(4,003)	(2,815)	$2,813	$(6,256)	(3,443)

Less: IMR net gains (losses) before taxes			(1,192)			(2,921)			(3,902)
Less: Capital gains tax expense			59			142			171

Net realized capital gains (losses)			$(96)			$(36)			$288

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $26 billion, $26 billion, and $28 billion for the years ended December 31, 2024, 2023 and 2022, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022
		(in millions)

Bonds	$(16)	$(80)	$(107)

Common and preferred stocks	(33)	(10)	(17)

Mortgage loans	(43)	(37)	(25)

Real estate	-	-	(99)

Other investments	(83)	(32)	-

Total	$(175)	$(159)	$(248)

In addition to the realized capital losses above, $108 million, $99 million and $11 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2024, 2023 and 2022, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022
		(in millions)

Bonds	$(568)	$462	$(1,016)

Mortgage loans	(22)	6	(20)

Common and preferred stocks	282	221	(728)

Deposit funds	45	(24)	—

Other investments	1,095	(487)	81

Subtotal	832	178	(1,683)

Change in deferred taxes	(25)	(61)	134

Change in net unrealized capital gains and (losses)	$807	$117	$(1,549)

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 included the reversal of previously unrealized capital gains of $(1,177) million, $(1,920) million and $(1,461) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$39,899	$38,666	$(1,233)	$89,817	$77,300	$(12,517)

Structured securities	7,962	7,868	(94)	18,567	16,180	(2,387)

Common and preferred stocks	164	151	(13)	253	219	(34)

Total	$48,025	$46,685	$(1,340)	$108,637	$93,699	$(14,938)

	December 31, 2023

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$5,679	$5,499	$(180)	$111,062	$99,027	$(12,035)

Structured securities	1,643	1,630	(13)	26,805	24,302	(2,503)

Common and preferred stocks	65	58	(7)	317	278	(39)

Total	$7,387	$7,187	$(200)	$138,184	$123,607	$(14,577)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances. These declines in fair value were primarily attributable to the impact of higher market interest rates with no specific credit concerns. As of December 31, 2024, the Company does not intend to sell these securities and believes it has the ability to hold these securities until the anticipated recovery of the remaining amortized cost basis.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities for reporting purposes. At December 31, 2024 and 2023, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2024			2023

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	84	$1,864	$1,802	93	$2,224	$2,089
Preferred stock	5	51	51	4	35	35
Loan-backed and structured securities	3	49	46	1	—	—

Total	92	$1,964	$1,899	98	$2,259	$2,124

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2024 and 2023:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2024	$2,518	$2,483

June 30, 2024	$3,059	$2,946

September 30, 2024	$3,306	$3,254

December 31, 2024	$3,256	$3,208

March 31, 2023	$2,932	$2,917

June 30, 2023	$2,938	$2,895

September 30, 2023	$3,117	$2,797

December 31, 2023	$2,797	$2,492

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

During 2024 and 2023, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

		(in millions)
March 31, 2024	$2,568	$2,537	$2,483
June 30, 2024	$3,130	$3,130	$2,946
September 30, 2024	$3,379	$3,321	$3,254
December 31, 2024	$3,331	$3,271	$3,208
March 31, 2023	$2,997	$2,985	$2,917
June 30, 2023	$3,008	$2,958	$2,895
September 30, 2023	$3,150	$2,855	$2,797
December 31, 2023	$2,861	$2,545	$2,492

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2024 and 2023 was as follows:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)
30 days or less	$721	$721	$512	$512
31-60 days	352	352	282	282
61-90 days	352	352	76	76
91-120 days	146	146	80	80
121-180 days	397	397	147	147
181-365 days	202	202	278	274
1-2 years	450	451	679	676
2-3 years	581	578	350	351
Over 3 years	5	5	66	66

Total	$3,206	$3,204	$2,470	$2,464

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with the Federal Home Loan Bank of Chicago and other counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. All restricted assets in the below table are admitted assets in 2024 and 2023. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2024 and 2023, summarized by type of restriction, was as follows:

	December 31,
	2024	2023

	(in millions)
Loaned securities - repurchase agreements	$3,208	$2,492
Federal Home Loan Bank of Chicago pledged collateral	10,391	9,339
Derivative transactions	422	456
Federal Home Loan Bank of Chicago stock	158	135
Securities on deposit with states	3	3

Total restricted assets	$14,182	$12,425

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$3,208	$3,271	$2,492	$2,545
Derivative collateral	1,414	1,414	1,068	1,068
Mortgage loan escrow	135	135	117	117
Real estate escrow and security deposits	4	4	5	5

Total collateral assets	$4,761	$4,824	$3,682	$3,735

At December 31, 2024 and 2023, derivative collateral received was less than $1 million and $5 million, respectively, related to the separate accounts. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting, are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
	(in millions)
Bonds:
General Account	$320	$251
Separate Accounts	-	-

Total bond collateral	$320	$251

Cash:
General Account	$1,414	$1,063
Separate Accounts	-	5

Total cash collateral	$1,414	$1,068

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The fair value of collateral posted by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
Bonds posted for derivative support agreements:
General Account	$116	$73
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	89	178
Separate Accounts	14	15

Total bond collateral	$221	$268

Cash posted for derivative support agreements:
General Account	$187	$175
Separate Accounts	5	4
Cash posted for futures agreements:
General Account	-	-
Separate Accounts	9	9

Total cash collateral	$201	$188

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans and liabilities denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans or those owed on liabilities for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $506 million and $499 million for the years ended December 31, 2024 and 2023, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $148 million and $171 million for the years ended December 31, 2024 and 2023, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 11 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Investment Replications

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

Bond forward replications are used to replicate a long-term bond investment through the use of cash market instruments combined with a U.S. Treasury bond forward. U.S. Treasury bond forwards obligate the Company to buy or sell from a counterparty a specified security at a specified price at a future date. Bond forward replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-	$-	$-

Interest rate swaps	2,151	-	-	1	(87)

Foreign exchange contracts:

Foreign currency swaps	16,717	1,310	(81)	1,628	(121)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	19	-	19	-

Interest rate floors	2,319	15	-	15	-

Interest rate swaps	11,245	118	(127)	118	(127)

Swaptions	4,778	379	-	379	-

Fixed income futures	11,966	-	-	-	-

Fixed income forwards	442	-	(1)	-	(1)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	76	8	(1)	8	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	4	-

Bond forwards:

Bond forwards	1,971	-	-	-	(212)

Total derivatives		$1,849	$(210)	$2,172	$(549)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$150	$-	$-	$-	$-

Interest rate swaps	1,932	-	-	-	(113)

Foreign exchange contracts:

Foreign currency swaps	15,064	846	(155)	1,276	(209)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	25	-	25	-

Interest rate floors	2,473	32	(2)	32	(2)

Interest rate swaps	7,933	113	(124)	113	(124)

Swaptions	4,548	273	-	273	-

Fixed income futures	11,577	-	-	-	-

Fixed income forwards	183	1	-	1	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	102	12	(2)	12	(2)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	10	(9)

Bond forwards:

Bond forwards	1,777	-	-	1	(92)

Total derivatives		$1,302	$(283)	$1,743	$(551)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended December 31, 2024
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	-	-	(68)

Foreign exchange contracts:

Foreign currency swaps	537	105	159

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	6

Interest rate floors	(12)	-	(4)

Interest rate swaps	2	-	(11)

Swaptions	101	-	(10)

Fixed income futures	(165)	(26)	-

Fixed income forwards	(1)	(3)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(2)	4	1

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	(1)

Bond forwards:

Bond forwards	-	(13)	-

Total derivatives	$457	$67	$72

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	3	-	(72)

Foreign exchange contracts:

Foreign currency swaps	(462)	48	155

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(24)	-	4

Interest rate floors	3	-	(4)

Interest rate swaps	(3)	-	(5)

Swaptions	34	-	(10)

Fixed income futures	268	(396)	-

Fixed income forwards	7	(15)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(4)	-	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	(10)	-

Total derivatives	$(178)	$(373)	$70

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	-	-

Total derivatives	$1,064	$(625)	$171

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2024, 2023 and 2022. Realized gains and losses derived from derivative transactions are reported in Other Investments in the investing activities section of the statutory statements of cash flows.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023

	(in millions)

Life insurance reserves	$232,689	$224,837

Disability and long-term care active life reserves	8,972	8,260

Disability and long-term care unpaid claims and claim reserves	6,169	5,944

Annuity reserves	16,389	14,919

Total policy benefit reserves	$264,219	$253,960

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Historically, policy and contract reserves were determined in accordance with standard valuation methods approved by the OCI and were computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves were based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2024, the Company had $2.4 trillion of total life insurance in force, including $11 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$14,697	$14,570	$14,544	$14,378	$14,562	$14,397
Universal life with secondary guarantees	13	13	11	12	40	38
Other permanent cash value life insurance	-	-	198,911	192,206	205,364	198,033
Variable life	-	-	-	-	1,176	1,069
Variable universal life	13	10	13	10	101	62
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,139	5,347
Accidental death benefits	-	-	-	-	8	9
Disability - active lives	-	-	-	-	1,305	1,182
Disability - disabled lives	-	-	-	-	1,709	1,638
Miscellaneous reserves	-	-	-	-	3,121	3,087

Total gross life reserves [1]	14,723	14,593	213,479	206,606	232,525	224,862
Reinsurance ceded	-	-	-	-	1,112	1,150

Total net life insurance	$14,723	$14,593	$213,479	$206,606	$231,413	$223,712

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$10,834	$9,712	$9,701	$8,688
Variable universal life	3,306	2,253	3,083	2,338	2,995	2,285

Total gross life reserves	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the tables above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$228,298	$220,774
Accidental death benefits	8	9
Disability - active lives	1,305	1,182
Disability - disabled lives	1,706	1,636
Miscellaneous reserves	96	111

Subtotal net life insurance	231,413	223,712

From Separate Accounts Annual Statement:
Life insurance	12,696	10,973

Combined Total	$244,109	$234,685

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2024 and 2023 were $15.8 billion and $13.1 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract (or if a supplementary contract was not previously elected for the beneficiary by the policy owner), the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $255 million and $262 million at December 31, 2024 and 2023, respectively. Accounts were credited with interest at annual rates ranging from 4.00% to 5.18% and 3.66% to 5.20% during 2024 and 2023, respectively. The crediting interest rates changed 41 times and 46 times during 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested in assets which generally have higher yields than the interest charges on the corresponding funding agreements. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2024 and 2023, the Company held $158 million and $135 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2024	$10,391	$9,287
December 31, 2023	9,339	8,352

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2024	$10,409	$9,362	$3,311
December 31, 2023	9,468	8,149	2,834

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2024	2023
	(in millions)	(in millions)

Borrowed	$3,556	$3,011

Deposit fund reserves	$3,563	$3,019

Max borrowed during the year	$3,574	$3,436

Borrowing capacity as determined by insurer	$16,000	$16,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $20 billion global FABN program. As part of this program, a special purpose entity issues notes (Notes) with a term of three to ten years to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2024 and 2023, the Company had issued and outstanding funding agreements of $8.3 billion and $6.2 billion, respectively.

The Company has established a funding agreement-backed commercial paper program (the “FACP Program”). Under the FACP Program, a special purpose entity, Northwestern Mutual ShortTerm Funding, LLC (“NMSTF”), may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to NMSTF. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FACP Program is $8.0 billion. The Company had outstanding FACP Program funding agreements of $251 million as of December 31, 2024 and none outstanding as of December 31, 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$216	$195	$-	$-	$216	$195
- at book value less surrender charge of 5% or more	79	81	-	-	79	81
- at fair value	-	-	21,935	21,204	21,935	21,204

Total with market value adjustment or at fair value	295	276	21,935	21,204	22,230	21,480
- at book value without adjustment	1,295	1,457	-	-	1,295	1,457
Not subject to discretionary withdrawal	12,600	11,024	281	268	12,881	11,292

Total gross individual annuities	14,190	12,757	22,216	21,472	36,406	34,229
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$14,190	$12,757	$22,216	$21,472	$36,406	$34,229

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$11	$14	$11	$14

Total with market value adjustment or at fair value	-	-	11	14	11	14
Not subject to discretionary withdrawal	2,199	2,162	5,385	5,472	7,584	7,634

Total gross group annuities	2,199	2,162	5,396	5,486	7,595	7,648
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,199	$2,162	$5,396	$5,486	$7,595	$7,648

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$419	$314	$-	$-	$419	$314
- at fair value	-	-	32	30	32	30

Total with market value adjustment or at fair value	419	314	32	30	451	344
- at book value without adjustment	2,829	3,153	-	-	2,829	3,153
Not subject to discretionary withdrawal	12,550	9,605	-	-	12,550	9,605

Total gross deposit-type contracts	15,798	13,072	32	30	15,830	13,102
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$15,798	$13,072	$32	$30	$15,830	$13,102

Total annuity reserves and deposit funds	$32,187	$27,991	$27,644	$26,988	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $3 million of those reserves will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2025.

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$14,412	$13,078
Supplementary contracts with life contingencies	1,977	1,841
Deposit-type contracts	15,798	13,072

Subtotal net annuity reserves	32,187	27,991
From Separate Accounts Annual Statement:
Annuities	27,331	26,690
Supplementary contracts	281	268
Other contract deposit funds	32	30

Subtotal net annuity reserves	27,644	26,988

Combined Total	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2024 and 2023 were as follows:

	For the years ended

	December 31,
	2024	2023

	(in millions)

Balance at January 1	$5,944	$5,528

Incurred related to:
Current year	1,156	1,155
Prior years	(50)	98

Total incurred	1,106	1,253

Paid related to:
Current year	(54)	(50)
Prior years	(827)	(787)

Total paid	(881)	(837)

Balance at December 31	$6,169	$5,944

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2024 and 2023, reserves required as a result of AAT were as follows:

	December 31,
	2024	2023

	(in millions)

Annuities and deposit funds	$50	$50
Life insurance	-	-

Total reserves	$50	$50

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,819 million and $1,565 million at December 31, 2024 and 2023, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$346	$214	$366	$232
Ordinary renewal	3,536	2,856	3,431	2,778

Total deferred and uncollected premiums	$3,882	$3,070	$3,797	$3,010

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

7.	Separate Accounts

Separate account liabilities at December 31, 2024 and 2023 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)

Separate account reserves	$12,696	$10,973	$27,644	$26,988	$40,340	$37,961
Non-policy liabilities					332	255

Total separate account liabilities					$40,672	$38,216

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $8 million attributable to GMDB at both December 31, 2024 and 2023.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.5 billion for the years ended December 31, 2024 and 2023, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2024	2023	2022

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,657	$1,557	$1,670

Transfers from separate accounts	(3,156)	(2,564)	(2,160)

Net transfers from separate accounts	$(1,499)	$(1,007)	$(490)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2024 and 2023 and does not expect to make a contribution to the plans during 2025.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)
Fair value of plan assets at January 1	$5,364	$4,996	$70	$76

Changes in plan assets:

Actual return on plan assets	128	560	2	5

Actual plan benefits paid	(205)	(192)	(13)	(11)

Fair value of plan assets at December 31	$5,287	$5,364	$59	$70

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2024 and 2023 were as follows:

	Target Allocation		Actual Allocation

	2024	2023	2024	2023

Bonds	73%	73%	72%	73%

Equity investments	26%	26%	27%	26%

Other investments	1%	1%	1%	1%

Total assets	100%	100%	100%	100%

At each of December 31, 2024 and 2023, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Projected benefit obligation at January 1	$5,673	$5,247	$457	$457

Changes in benefit obligation:

Service cost of benefits earned	205	192	5	5

Interest cost on projected obligations	267	255	20	21

Projected gross plan benefits paid	(223)	(214)	(25)	(27)

Experience (gains)/losses	(491)	193	(39)	1

Projected benefit obligation at December 31	$5,431	$5,673	$418	$457

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.2 billion and $5.4 billion for the years ended December 31, 2024 and 2023, respectively. Experience (gains)/losses for each of the years ended December 31, 2024 and 2023 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2024 and 2023 and the net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023
Projected benefit obligation:

Weighted average discount rate	5.49%	4.80%	5.47%	4.79%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	5.46%	4.78%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2024	2023	2022	2024	2023	2022
Net periodic benefit cost:
Weighted average discount rate	4.80%	5.00%	2.77%	4.79%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.00%	5.25%	6.25%	6.00%	5.25%
Cash balance plan interest crediting rate	4.78%	4.99%	3.00%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2024	2023

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2025	2024

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2024 and 2023.

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Fair value of plan assets	$5,287	$5,364	$59	$69

Projected benefit obligation	5,431	5,673	418	457

Funded status	(144)	(309)	(359)	(388)

Nonadmitted asset	(953)	(853)	-	-

Financial statement liability	$(1,097)	$(1,162)	$(359)	$(388)

The PBO for defined benefit plans above included $1,097 million and $1,162 million related to unfunded non-qualified plans at December 31, 2024 and 2023, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 122% and 119% of the projected benefit obligations of these plans at December 31, 2024 and 2023, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other changes in surplus in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2024 and 2023:

	For the year ended December 31, 2024

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(777)	$65	$211	$12	$148

Amortization from surplus into net periodic benefit cost	29	(25)	(6)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	259	-	-	29	-

Balance at December 31	$(489)	$40	$205	$40	$136

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(863)	$90	$241	$20	$160

Amortization from surplus into net periodic benefit cost	36	(25)	(30)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	50	-	-	(7)	-

Balance at December 31	$(777)	$65	$211	$12	$148

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2024	2023	2022	2024	2023	2022

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$205	$192	$240	$5	$5	$8

Interest cost on projected obligations	267	255	173	20	21	13

Amortization of experience losses	29	36	34	(1)	(1)	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(12)

Amortization of initial net asset	(6)	(31)	(16)	-	-	-

Expected return on plan assets	(329)	(294)	(337)	(4)	(5)	(5)

Net periodic benefit cost (credit)	$141	$133	$69	$8	$8	$8

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2025 through 2034 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2025	$228	$26

2026	285	26

2027	294	26

2028	302	26

2029	312	25

2030-2034	1,699	129

Total	$3,120	$258

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2024, 2023 and 2022, the Company expensed total contributions to these plans of $40 million, $39 million and $37 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2024, 2023 and 2022, the Company awarded additional cash balance credits.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60 - 80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2024 and 2023, the net amount due from NLTC under this agreement was $53 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.6 billion at both December 31, 2024 and 2023. The Company does not have any reinsurance contracts that are subject to Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Direct premium revenue	$23,532	$22,213	$22,500

Premiums assumed	905	866	840

Premiums ceded	(1,119)	(1,076)	(1,052)

Premium revenue	$23,318	$22,003	$22,288

Direct benefit expense	$24,738	$23,564	$23,494

Benefits assumed	1,116	1,017	771

Benefits ceded	(805)	(797)	(824)

Total benefits	$25,049	$23,784	$23,441

In addition, the Company received $111 million, $115 million and $120 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2024, 2023 and 2022, the Company incurred $121 million, $113 million and $116 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2024 and 2023 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	Mason Street Advisors, LLC
NML Real Estate Holdings, LLC & subsidiaries	NM GP Holdings, LLC & subsidiaries
NML Securities Holdings, LLC & subsidiaries	NM Pebble Valley, LLC
Northwestern Mutual MU TLD Registry, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual Wealth Management Company	QOZ Holding Co, LLC & subsidiaries
NM Investment Holdings, LLC	NM Career Distrib. Holdings, LLC & subsidiaries
GRO-SUB, LLC	NM SAS, LLC & subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM VI Holdings, LLC & subsidiaries
Northwestern Long Term Care Ins. Co	Wysh Holdings, LLC & subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Lake Emily Holdings, LLC & subsidiaries
NMU Holdings, LLC & subsidiaries

The Company collects from or refunds to these entities their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these entities determine their share of consolidated tax payments or refunds as if each entity filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the statutory statements of operations for the years ended December 31, 2024, 2023 and 2022 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)
Tax payable on ordinary income	$290	$220	$154
Low income housing tax credits	(167)	(167)	(161)
Other tax credits	(221)	(48)	(133)
Change in contingent tax liabilities	—	—	(20)

Total current tax expense (benefit)	$(98)	$5	$(160)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads, are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(250) million, $(613) million and $(819) million was included in net IMR deferrals for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense of $59 million, $142 million and $171 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2024, 2023 and 2022 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Provision computed at statutory rate	$(141)	$(433)	$(626)

Adjustments to the statutory rate:

Subsidiary distributions	(216)	(376)	(282)

Tax credits	(241)	(247)	(296)

Amortization of IMR	58	13	(61)

Dividends received deduction	(50)	(41)	(44)

Employee benefits	9	5	(15)

Deferred adjustments	85	(94)	86

Other	12	98	(27)

Total statutory income tax (benefit)	$(484)	$(1,075)	$(1,265)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(98)	$5	$(160)

Capital gains tax (benefit), net of IMR transfers	(191)	(472)	(648)

Change in net deferred tax assets	(195)	(608)	(457)

	$(484)	$(1,075)	$(1,265)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made (received) net income tax payments (refunds), including subsidiaries, of $(391) million, $0 million and $135 million to (from) the IRS during the years ended December 31, 2024, 2023 and 2022, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2024, 2023 and 2022 that are available for recoupment are $1 million, $0 million and $1 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date. The Company had no deposits admitted under Section 6603 of the Code.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2024 and 2023 contingent liabilities were as follows:

For the years ended December 31,
	2024	2023

(in millions)
Balance at January 1	$-	$-
(Reductions) additions for tax positions of prior years	-	-

Balance at December 31	$-	$-

There were no uncertain tax positions or interest-related expense included in contingent tax liabilities at December 31, 2024 and 2023.

The Inflation Reduction Act created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023. The company is an applicable reporting entity and the accompanying statutory financial statements include an estimated impact of the CAMT of zero for years ended December 31, 2024 and 2023.

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,468	$1,362	$106
Investments	785	651	134
Policy benefit liabilities	2,107	1,968	139
Benefit plan obligations	531	545	(14)
Capitalized R&D	180	265	(85)
Fixed assets	20	21	(1)
Other	132	149	(17)

Gross deferred tax assets	5,223	4,961	262

Nonadmitted deferred tax assets	-	333	(333)

Gross admitted deferred tax assets	5,223	4,628	595

Deferred tax liabilities:
Investments	1,618	1,480	138
Other	729	776	(47)

Gross deferred tax liabilities	2,347	2,256	91

Net deferred tax assets	$2,876	$2,372	$504

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2024 and 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Significant components of the calculation of net admitted deferred tax assets at December 31, 2024 and 2023 were as follows (in millions):

	December 31, 2024			December 31, 2023				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,438	$785	$5,223	$4,310	$651	$4,961	$128	$134	$262
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,438	785	5,223	4,310	651	4,961	128	134	262
Deferred tax assets nonadmitted	-	-	-	333	-	333	(333)	-	(333)

Subtotal net admitted deferred tax asset	4,438	785	5,223	3,977	651	4,628	461	134	595
Deferred tax liabilities	729	1,618	2,347	776	1,480	2,256	(47)	138	91

Net admitted deferred tax asset/ (liability)	$3,709	$(833)	$2,876	$3,201	$(829)	$2,372	$508	$(4)	$504

	December 31, 2024			December 31, 2023			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$121	$121	$-	$(121)	$(121)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,582	312	2,894	2,078	173	2,251	$504	$139	$643
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,856	473	2,329	1,900	356	2,256	$(44)	$117	$73

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,438	$785	$5,223	$3,978	$650	$4,628	$460	$135	$595

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$2,894			$2,251			$643

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,328			$4,186			$142

Ratio percentage used to determine recovery period and threshold limitation amount			1058%			1031%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$28,855			$27,908

Refinement of reversal patterns resulted in additional deferred tax assets (DTAs) to be admitted for the year ended December 31, 2024. The impact was not material to net admitted DTAs.

All gross deferred tax liabilities have been recognized at December 31, 2024 and 2023. The Company did not employ tax planning strategies in its valuation allowance assessment at December 31, 2024 and 2023. The Company employed tax planning strategies that rely on the use of reinsurance in its determination of the net admitted ordinary DTAs at December 31, 2024. The Company did not employ tax planning strategies in its determination of any net admitted DTAs at December 31, 2023. At December 31, 2024 and 2023, the percentage of ordinary character net DTAs admitted as a result of tax planning strategies was 4% and 0%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $8.7 billion and $7.9 billion at December 31, 2024 and 2023, respectively, and were extended at market interest rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2024.

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives and financial representative programs (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 14 years at December 31, 2024.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2024 and 2023, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2024			December 31, 2023

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation	$93		$9	$119		$1

Guarantees of real estate obligations	552		6	497		5

Guarantees issued on behalf of wholly-owned subsidiaries	47		-	62		-

Guarantees on behalf of field loan support program	100		-	74		-

Total guarantees	$792		$15	$752		$6

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed $15 million of capital to NLTC in each of the years ended December 31, 2024 and 2023. The Company has contributed a total of $260 million to NLTC through December 31, 2024. The Company reported a payable to NLTC of $73 million and $62 million at December 31, 2024 and 2023, respectively, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and outstanding at December 31, 2024:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
			(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,379	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	323	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,171	49	246	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	117	3.450%	3/30/2051

	Total	$4,671	$4,491	$200	$2,065

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. The Company is not aware of any single investor that holds 10% or more of the 2010, 2017, 2019, or 2021 notes, with the exception of Nippon Life Insurance Company of Japan, which held $250 million in principal amount of the 2010 notes at December 31, 2024.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2024 and 2023 were as follows:

	December 31, 2024

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$201,544	$187,459	$4,021	$161,712	$21,726	$-
Mortgage loans	57,078	52,939	-	-	52,939	-
Common and preferred stocks	2,789	2,797	1,761	531	505	-
Policy loans	20,039	20,039	-	-	20,039	-
Other investments	2,303	2,591	-	2,373	218	-
Cash and short-term investments	8,052	8,052	1,211	6,841	-	-

Separate account assets	40,672	40,672	36,774	2,584	776	538

General account liabilities:
Investment-type insurance reserves	$17,218	$16,840	$-	$-	$16,840	$-
Liabilities for repurchase agreements	3,208	3,208	-	3,208	-	-
Derivative liabilities	210	549	-	549	-	-

Separate account liabilities	40,672	40,672	36,774	2,584	776	538

	December 31, 2023

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$191,692	$179,471	$3,785	$155,552	$20,134	$-
Mortgage loans	53,361	49,097	-	-	49,097	-
Common and preferred stocks	2,337	2,340	1,473	392	475	-
Policy loans	19,003	19,003	-	-	19,003	-
Other investments	1,657	2,076	-	1,936	140	-

Cash and short-term investments	8,826	8,826	1,562	7,264	-	-

Separate account assets	38,216	38,216	34,183	2,705	777	551
General account liabilities:
Investment-type insurance reserves	$14,605	$13,797	$-	$-	$13,797	$-
Liabilities for repurchase agreements	2,492	2,492	-	2,492	-	-
Derivative liabilities	283	551	-	551	-	-

Separate account liabilities	38,216	38,216	34,183	2,705	777	551

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Investments

Other investments primarily consist of derivative assets (as described above), the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies, funding agreements and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2024 and 2023.

	December 31, 2024

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

		(in millions)
General account:
Bonds	$280	$1	$294	$-	$575
Common and preferred stocks	1,761	1	479	-	2,241
Money market mutual funds	1,162	-	-	-	1,162
Other investments	-	539	206	-	745
Derivative liabilities	-	129	-	-	129

Total general account	$3,203	$670	$979	$-	$4,852

Separate accounts:
Mutual fund investments	$35,244	$-	$-	$-	$35,244
Other benefit plan assets/liabilities	46	29	6	3	84
Pension and postretirement assets:
Bonds	566	2,458	112	-	3,136
Common and preferred stock	834	1	74	535	1,444
Cash and short-term securities	34	88	-	-	122
Other assets/liabilities	50	8	584	-	642

Subtotal pension and postretirement assets	1,484	2,555	770	535	5,344

Total separate accounts	$36,774	$2,584	$776	$538	$40,672

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$21	$-	$219	$-	$240
Common and preferred stocks	1,472	1	475	-	1,948
Money market mutual funds	1,391	-	-	-	1,391
Other investments	-	456	120	-	576
Derivative liabilities	-	128	-	-	128

Total general account	$2,884	$585	$814	$-	$4,283

Separate accounts:
Mutual fund investments	$32,726	$-	$-	$-	$32,726
Other benefit plan assets/liabilities	23	24	6	3	56
Pension and postretirement assets:
Bonds	501	2,626	133	-	3,260
Common and preferred stock	810	-	63	548	1,421
Cash and short-term securities	33	46	-	-	79
Other assets/liabilities	90	9	575	-	674

Subtotal pension and postretirement assets	1,434	2,681	771	548	5,434

Total separate accounts	$34,183	$2,705	$777	$551	$38,216

During 2024 and 2023, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2024 and 2023.

For the year ended December 31, 2024	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$475	$219	$120	$777

Realized gains/(losses)	(28)	(8)	-	40

Unrealized gains/(losses)	10	14	(18)	6

Purchases	104	14	120	86

Sales	(82)	(16)	(16)	(136)

Net discount/premium	-	-	-	1

Transfers into Level 3	-	136	-	3

Transfers out of Level 3	-	(65)	-	(1)

Fair value, end of period	$479	$294	$206	$776

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the year ended December 31, 2023	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$533	$55	$38	$759

Realized gains/(losses)	32	(33)	-	37

Unrealized gains/(losses)	(60)	(27)	(8)	34

Issuances	-	-	-	-

Purchases	68	21	90	66

Sales	(100)	(2)	-	(119)

Settlements	-	-	-	-

Net discount/premium	2	(2)	-	1

Transfers into Level 3	-	207	-	-

Transfers out of Level 3	-	-	-	(1)

Fair value, end of period	$475	$219	$120	$777

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”) as of December 31, 2024 and for the year then ended and our report thereon is presented in this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental selected statutory financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Office of the Commissioner of Insurance of Wisconsin subjected to audit procedures by independent auditors.

(in millions)
Investment Income Earned:

U.S. Government bonds	$137

Other bonds (unaffiliated)	8,887

Bonds of affiliates	—

Preferred stocks (unaffiliated)	27

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	49

Common stocks of affiliates	150

Mortgage loans	2,327

Real estate	314

Premium notes, policy loans and liens	1,327

Cash on hand and on deposit	2

Short-term investments	447

Other investments	1,506

Derivative instruments	72

Aggregate write-ins for investment income	13

Gross investment income	$15,257

Real Estate Owned - Book Value less Encumbrances	$2,791

Mortgage Loans - Book Value:

Farm mortgages	$—

Residential mortgages	1

Commercial mortgages	57,077

Total mortgage loans	$57,078

Mortgage Loans by Standing - Book Value:

Good standing	$56,999

Good standing with restructured terms	—

Interest overdue more than 90 days, not in foreclosure	—

Foreclosure in process	79

Other Long Term Assets - Statement Value	$28,738

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds	$—

Preferred stocks	$—

Common stocks	$551

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Bonds and Short-Term Investments by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:

Due within one year or less	$21,360

Over 1 year through 5 years	68,893

Over 5 years through 10 years	52,753

Over 10 years through 20 years	27,641

Over 20 years	37,459

No Maturity Date	280

Total by Maturity	$208,385

Bonds by NAIC Designation - Statement Value:

NAIC 1	$123,351

NAIC 2	72,271

NAIC 3	5,903

NAIC 4	3,863

NAIC 5	2,602

NAIC 6	395

Total by NAIC Designation	$208,385

Total Bonds Publicly Traded	$116,671

Total Bonds Privately Placed	$91,714

Preferred stocks - Statement Value	$613

Common stocks - Market Value	$2,727

Short Term Investments - Book Value	$2,638

Options, Caps & Floors Owned - Statement Value	$412

Options, Caps & Floors Written and In Force - Statement Value	$—

Collar, Swap & Forward Agreements Open - Statement Value	$1,227

Futures Contracts Open - Current Value	$—

Cash on deposit	$49

Life Insurance In Force:

Industrial	$—

Ordinary	$2,387,409

Credit life	$—

Group life	$8,255

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Amount of Accidental Death Insurance in

Force Under Ordinary Policies	$4,207

Life Insurance Policies with Disability Provisions In Force

Industrial	$—

Ordinary	$1,394,376

Credit life	$—

Group life	$7,193

Supplementary Contracts In Force:

Ordinary - Not Involving Life Contingencies:

Amount on deposit	$2,292

Income payable	$82

Ordinary - Involving Life Contingencies

Income payable	$172

Group - Not Involving Life Contingencies

Amount of deposit	$—

Income payable	$—

Group Involving Life Contingencies

Income payable	$—

Annuities - Ordinary:

Immediate - amount of income payable	$675

Deferred - fully paid account balance	$661

Deferred - not fully paid - account balance	$22,821

Annuities - Group:

Amount of income payable	$—

Fully paid account balance	$962

Not fully paid - account balance	$6,633

Accident and Health Insurance - Premiums In Force:

Group	$124

Other	$1,496

Credit	$—

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$12,694

Dividend accumulations - account balance	$52

Claim Payments - 2024:

Group Accident and Health

Year Ended December 31, 2024:
2024	$4

2023	$5

2022	$3

2021	$2

2020	$1

Prior	$11

Other Accident and Health:
2024	$49

2023	$136

2022	$102

2021	$83

2020	$60

Prior	$425

Other coverages that use developmental methods to calculate

Claims Reserves:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

Prior	$—

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

Answer the following interrogatories by stating the applicable U.S. Dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity’s aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity’s total admitted assets as reported on Page 2 of this Annual Statement.	$337,652

2.

State by investment category the 10 largest exposures to a single issuer/borrow/investment, excluding U.S. Government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as, exempt, property occupied by the company and policy loans.

	1	2	2	3
	Issuer	Description of Exposure	Amount	Percentage of Total
			(in millions)	Admitted Assets
2.01	Exelon Corp	Bonds, Stocks, TCI	$1,056	0.3%
2.02	Southern Co	Bonds, Stocks, TCI	$1,035	0.3%
2.03	Unitedhealth Group Inc	Bonds, Stocks, TCI	$1,010	0.3%
2.04	Duke Energy Corp	Bonds, Stocks	$990	0.3%
2.05	Bank Of America Corp	Bonds, Stocks	$974	0.3%
2.06	Berkshire Hathaway—Utility	Bonds	$929	0.3%
2.07	Sempra Energy	Bonds, Stocks	$894	0.3%
2.08	Enbridge Inc	Bonds	$891	0.3%
2.09	Dte Energy Co	Bonds, Stocks, TCI	$843	0.3%
2.10	Elevance Health Inc	Bonds, Stocks	$763	0.2%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designations.

Bonds	1	2	Preferred Stocks	3	4
	(in millions)			(in millions)
NAIC-1	$123,351	36.5%	NAIC-1	$363	0.1%
NAIC-2	$72,271	21.4%	NAIC-2	$186	0.1%
NAIC-3	$5,903	1.7%	NAIC-3	$0	—%
NAIC-4	$3,863	1.1%	NAIC-4	$0	—%
NAIC-5	$2,602	0.8%	NAIC-5	$51	—%

NAIC-6	$395	0.1%	NAIC-6	$13	—%

4.

State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 – Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions), including

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets Yes ( ) No (X)
		1	2
		(in millions)
4.02	Total admitted assets held in foreign investments	$33,626	10.0%
4.03	Foreign-currency denominated investments of	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

If response to 4.01 above is yes, detail is not required for interrogatories 5 – 10.

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2

		(in millions)

5.01	NAIC-1	$29,797	8.8%

5.02	NAIC-2	$3,580	1.1%

5.03	NAIC-3 or below	$249	0.1%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)

6.01	UNITED KINGDOM	$12,088	3.6%

6.02	AUSTRALIA	$5,823	1.7%

	Countries designated NAIC-2

6.03	MEXICO	$850	0.3%

6.04	INDONESIA	$563	0.2%

	Countries designated NAIC – 3 or below:

6.05	SOUTH AFRICA	$149	0.0%

6.06	LIBERIA	$30	0.0%

	1	2
	(in millions)

7. Aggregate unhedged foreign currency exposure:	$162	0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
		(in millions)

8.01	Countries designated NAIC-1	$162	0.0%

8.02	Countries designated NAIC-2	$—	0.0%

8.03	Countries designated NAIC-3 or below	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)
9.01	UNITED KINGDOM	$84	0.0%
9.02	IRELAND	$63	0.0%

	Countries designated NAIC-2
9.03		$—	0.0%
9.04		$—	0.0%

	Countries designated NAIC – 3 or below:
9.05		$—	0.0%
9.06		$—	0.0%

10.	List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4

				Percentage of Total

	Issuer	NAIC	Amount	Admitted Assets
		Designation
			(in millions)

10.01	BROOKFIELD INFRASTRUCTURE PART	2	$674	0.2%

10.02	HEATHROW FUNDING LTD	2	$527	0.2%

10.03	CHANEL LTD	1	$481	0.2%

10.04	HSBC HOLDINGS PLC	2	$471	0.2%

10.05	PFIZER INC	1	$464	0.1%

10.06	SCOTTISH MORTGAGE INVESTMENT	1	$447	0.1%

10.07	QUADGAS HOLDINGS TOPCO LIMITED	2	$444	0.1%

10.08	BANCO SANTANDER SA	2	$436	0.1%

10.09	UNIVERSITY OF EDINBURGH	1	$394	0.1%

10.10	SUMITOMO MITSUI FINANCIAL GR	2	$394	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 11?                              Yes (X) No ( )

(in millions)

$—	0.0%

$—	0.0%

$—	0.0%

$—	0.0%

12.

Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 12?                    Yes (X) No ( )

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

	1	2	3
(in millions)

12.02	Aggregate statement value of investments with contractual sales restrictions Largest 3 investments with contractual sales restrictions	$—	0.0%

	12.03	$—	0.0%

	12.04	$—	0.0%

	12.05	$—	0.0%

13.

Amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

13.01 Assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 13?                                       Yes ()  No (X)

1	3	4
Issuer	Amount	Percentage of Total Admitted Assets
	(in millions)
13.02 NML SECURITIES HOLDINGS LLC	$15,939	4.7%
13.03 NML REAL ESTATE HOLDINGS LLC	$1,243	0.4%
13.04 NMC PRIV EQUITY PARTNERS LP	$644	0.2%
13.05 ARES PATHFINDER CORE FUND LP	$520	0.2%
13.06 QOZ HOLDING COMPANY, LLC	$478	0.1%
13.07 NORTHWESTERN LONG TERM CARE	$283	0.1%
13.08 NORTHWOODS CONSOLIDATED	$278	0.1%
13.09 NM WEALTH MANAGEMENT CO	$268	0.1%
13.10 NMIS LLC	$223	0.1%
13.11 OAKTREE OPPORTUNITIES FUND XI	$220	0.1%

14.

Amounts and percentages of the reporting entity’s total admitted held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

14.01 Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 14?                         Yes (X)  No ( )

1	2	3
(in millions)
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	0.0%
Largest 3 investments held in nonaffiliated, privately placed equities:
14.03	$—	0.0%
14.04	$—	0.0%
14.05	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests (included in other equity securities).

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 15                               Yes (X)   No ( )

1	2	3
(in millions)

15.02 Aggregate statement value of investments held in general partnership interests	$—	0.0%

Largest 3 investments in general partnership interests:

15.03	$—	0.0%

15.04	$—	0.0%

15.05	$—	0.0%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans (reported in Schedule B).

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 16?                                Yes ( )  No (X)

Largest 10 aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

1		2	3

Type (Residential, Commercial, Agricultural)		Amount	Percentage of Total Admitted Assets
		(in millions)
16.02	Commercial	$438	0.1%
16.03	Commercial	$309	0.1%
16.04	Commercial	$300	0.1%
16.05	Commercial	$295	0.1%
16.06	Commercial	$286	0.1%
16.07	Commercial	$265	0.1%
16.08	Commercial	$259	0.1%
16.09	Commercial	$259	0.1%
16.10	Commercial	$250	0.1%
16.11	Commercial	$250	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		1	2
		(in millions)
16.12	Construction Loans	$2,933	0.9%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$79	0.0%
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

17.	Aggregate mortgage loans having the following loan-to-value ratios are determined from the most current appraisal as of the Annual Statement date:

Loan-to-Value	Residential		Commercial		Agricultural

	1	2	3	4	5	6

	(in millions)		(in millions)		(in millions)

17.01 above 95%	$1	0.0%	$1,163	0.3%	$—	—%

17.02 91 to 95%	$—	—%	$511	0.2%	$—	—%

17.03 81 to 90%	$—	—%	$1,234	0.4%	$—	—%

17.04 71 to 80%	$—	—%	$3,422	1.0%	$—	—%

17.05 below 71%	$—	—%	$50,747	15.0%	$—	—%

18.

Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate (reported in Schedule A, excluding property occupied by the company).

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 18?                               Yes (X)  No ( )

Largest five investments in any one parcel or group of contiguous parcels of real estate:

1	2	3
(in millions)

	$—	—%

	$—	—%

	$—	—%

	$—	—%

	$—	—%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 19?                      Yes (X)  No ( )

1	2	3

(in millions)
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$—	—%

Largest three investments held in mezzanine real estate loans:

19.03	$—	—%
19.04	$—	—%
19.05	$—	—%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter (Unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
20.01 Securities lending (do not include asset held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02 Repurchase agreements	$3,208	1.0%	$2,483	$2,946	$3,254
20.03 Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04 Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05 Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
	1		2	3	4
	(in millions)			(in millions)
21.01 Hedging	$—		—%	$—	—%
21.02 Income generation	$—		—%	$—	—%
21.03 Other	$—		—%	$—	—%

22.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
22.01 Hedging	$348	0.1%	$317	$346	$349
22.02 Income generation	$—	—%	$—	$—	$—
22.03 Replications	$21	0.0%	$21	$19	$20
22.04 Other	$—	—%	$—	$—	$—

23.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
23.01 Hedging	$152	0.0%	$265	$218	$161
23.02 Income generation	$—	—%	$—	$—	$—
23.03 Replications	$—	—%	$—	$—	$—
23.04 Other	$—	—%	$—	$—	$—

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2024

(in millions)

Investment Categories	Gross Investment Holdings: Amount	Gross Investment Holdings: Percentage of Column 1 Line 13	Admitted Assets as Reported in the Annual Statement: Amount	Admitted Assets as Reported in the Annual Statement: Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement: Total (Col. 3 + 4) Amount	Admitted Assets as Reported in the Annual Statement: Percentage of Column 5 Line 13

Long-Term Bonds (Schedule D, Part 1): U.S. governments	$4,228	1.31%	$4,228	$—	$4,228	1.31%

Long-Term Bonds (Schedule D, Part 1): All other governments	3,606	1.11%	3,606	—	3,606	1.11%

Long-Term Bonds (Schedule D, Part 1): U.S. states, territories and possessions, etc. guaranteed	938	0.29%	938	—	938	0.29%

Long-Term Bonds (Schedule D, Part 1): U.S. political subdivisions of states, territories, and possessions, guaranteed	293	0.09%	293	—	293	0.09%

Long-Term Bonds (Schedule D, Part 1): U.S. special revenue and special assessment obligations, etc. non-guaranteed	20,142	6.22%	20,142	—	20,142	6.22%

Long-Term Bonds (Schedule D, Part 1): Industrial and miscellaneous	166,339	51.35%	166,339	—	166,339	51.39%

Long-Term Bonds (Schedule D, Part 1): Hybrid securities	681	0.21%	681	—	681	0.21%

Long-Term Bonds (Schedule D, Part 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Long-Term Bonds (Schedule D, Part 1): SVO identified funds	280	0.09%	280	—	280	0.09%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated bank loans	4,987	1.54%	4,987	—	4,987	1.54%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated certificates of deposit	50	0.02%	50	—	50	0.02%

Long-Term Bonds (Schedule D, Part 1): Total long-term bonds	201,544	62.22%	201,544	—	201,544	62.26%

Preferred stocks (Schedule D, Part 2, Section 1): Industrial and miscellaneous (Unaffiliated)	613	0.19%	613	—	613	0.19%

Preferred stocks (Schedule D, Part 2, Section 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Preferred stocks (Schedule D, Part 2, Section 1): Total preferred stocks	613	0.19%	613	—	613	0.19%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Publicly traded (Unaffiliated)	1,426	0.44%	1,426	—	1,426	0.44%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Other (Unaffiliated)	407	0.13%	407	—	407	0.13%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Other	551	0.17%	551	—	551	0.17%

Common stocks (Schedule D, Part 2, Section 2): Mutual funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Unit investment trusts	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Closed-end funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Exchange traded funds	344	0.11%	344	—	344	0.11%

Common stocks (Schedule D, Part 2, Section 2): Total common stocks	2,727	0.84%	2,727	—	2,727	0.84%

Mortgage loans (Schedule B): Farm mortgages	—	0.00%	—	—	—	0.00%

Mortgage loans (Schedule B): Residential mortgages	1	0.00%	1	—	1	0.00%

Mortgage loans (Schedule B): Commercial mortgages	56,401	17.41%	56,401	—	56,401	17.42%

Mortgage loans (Schedule B): Mezzanine real estate loans	676	0.21%	676	—	676	0.21%

Mortgage loans (Schedule B): Total mortgage loans	57,078	17.62%	57,078	—	57,078	17.63%

Real estate (Schedule A): Properties occupied by company	696	0.21%	696	—	696	0.21%

Real estate (Schedule A): Properties held for production of income	2,095	0.65%	2,095	—	2,095	0.65%

Real estate (Schedule A): Properties held for sale	—	0.00%	—	—	—	0.00%

Real estate (Schedule A): Total real estate	2,791	0.86%	2,791	—	2,791	0.86%

Cash, cash equivalents and short-term investments: Cash (Schedule E, Part 1)	49	0.02%	49	—	49	0.02%

Cash, cash equivalents and short-term investments: Cash equivalents (Schedule E, Part 2)	5,364	1.66%	5,364	—	5,364	1.66%

Cash, cash equivalents and short-term investments: Short-term investments (Schedule DA)	2,638	0.81%	2,638	—	2,638	0.82%

Cash, cash equivalents and short-term investments: Total cash, cash equivalents and short-term investments	8,052	2.49%	8,052	—	8,052	2.49%

Contract loans	20,041	6.19%	20,039	—	20,039	6.19%

Derivatives (Schedule DB)	1,849	0.57%	1,849	—	1,849	0.57%

Other invested assets (Schedule BA)	28,939	8.93%	28,738	—	28,738	8.88%

Receivables for securities	92	0.03%	92	—	92	0.03%

Securities Lending (Schedule DL, Part 1)	—	0.00%	—	—	—	0.00%

Other invested assets (Page 2, Line 11)	187	0.06%	187	—	187	0.06%

Total invested assets	323,912	100.00%	323,709	—	323,709	100.00%

PART C
OTHER INFORMATION
Item 27.  Exhibits
(a)
Financial Statements
(1)
NML Variable Annuity Account C
Included in the Statement of Additional Information are:
Statements of Assets and Liabilities as of the end of the most recent fiscal year
Statements of Operations as of the end of the most recent fiscal year
Statements of Changes in Net Assets for each of the two most recent fiscal years
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
(2)
The Northwestern Mutual Life Insurance Company
Included in the Statement of Additional Information are:
Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years
Consolidated Statement of Operations for each of the three most recent fiscal years
Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years
Consolidated Statement of Cash Flows for each of the most recent three fiscal years
Notes to Consolidated Statutory Financial Statements
Report of Independent Registered Public Accounting Firm
(b)
Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)
Resolution of the Board of Trustees of The Northwestern
Mutual Life Insurance Company amending NML Variable
Annuity Account C Operating Authority, authorizing
registration as an Investment Company; and approval of
Network Edition Variable Annuity Contract
Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment
(a)(2)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company creating the Account	Exhibit B(1)(a) to Form N-4 Post-Effective Amendment
(a)(3)
Resolution of the Board of Trustees of The Northwestern
Mutual Life Insurance Company to use the Account to
facilitate the issuance and maintenance of the Contracts
and renaming the Account “NML Variable Annuity
Account C”
Exhibit B(1)(b) to Form N-4 Post-Effective Amendment
(b)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(c)	Not applicable
(d)(1)	Form of Group Combination Annuity Contract, NVP.1C.(0594), including Amended Application form (sex neutral)	Exhibit B(4)(a) to Form N-4 Post-Effective Amendment
(d)(2)
Simplified-load Schedule. Referenced to Group
Combination Annuity Contract, NVP.1C.(0594) (sex
neutral), filed as Exhibit B(4)(a) to Form N-4 Post-
Effective Amendment No. 22 for NML Variable Annuity
Account C, File No. 2-89905-01, on May 31, 2001
Exhibit (b)(4)(a)(2) to Form N-4 Post-Effective Amendment No. 28 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 16, 2006
(d)(3)
Form of Group Combination Annuity Contract – Account
C, NPV.1C. Referenced to Exhibit 4 to Form N-4 Post-
Effective Amendment No. 9 for NML Variable Annuity
Account C, File No. 2-89905-01, filed on
October 28, 1991
Exhibit (b)(4)(b) to Form N-4 Post-Effective Amendment
(d)(4)
Specimen Form of Group Annuity Contract – Account C,
MP V 1C. Referenced to Exhibit 4 to Form S-1
Registration Statement for NML Variable Annuity
Account C, File No. 2-89905-01, filed on March 12, 1984
Exhibit (b)(4)(c) to Form N-4 Post-Effective Amendment

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(e)	Form of Application (0594)	Exhibit B(5) to Form N-4 Post-Effective Amendment
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	EX-99.B1 to Form N-4 Post-Effective Amendment
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-4 Post-Effective Amendment
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)
Amendment No. 1 dated December 17, 2020 to the
Participation Agreement dated March 16, 1999 Among
Russell Insurance Funds, Russell Fund Distributors, Inc.
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(a)(3)
Amendment No. 2 dated July 24, 2024 to the Participation
Agreement dated March 16, 1999, among Russell
Investment Funds, and Russell Investments Financial
Services, LLC (f/k/a Russell Fund Distributors, Inc.) and
The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)
Amendment No. 1 dated October 18, 2006 to
Participation Agreement dated May 1, 2003, by and
among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Corporation, and each of
Variable Insurance Products Fund, Variable Insurance
Products Fund II, and Variable Insurance Products Fund
III
Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(3)
Amendment No. 2 dated February 9, 2021 to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Corporation, and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products Fund III
Exhibit (h)(b)(3) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(b)(4)
Amendment No. 2 dated July 24, 2024, to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Company LLC (formerly Fidelity
Distributors Corporation) and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products III, and Variable Insurance
Products Fund V
Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(b)(5)
Amended and Restated Participation Agreement dated
May 1, 2025 by and among The Northwestern Mutual
Life Insurance Company, Fidelity Distributors Company
LLC, and each of Variable Insurance Products Fund,
Variable Insurance Products Fund II, Variable Insurance
Products Fund III, Variable Insurance Products Fund IV
and Variable Insurance Products Fund V
Exhibit (h)(b)(5) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(b)(6)
Amendment dated May 1, 2025 to the Amended and
Restated Participation Agreement dated May 1, 2025 by
and among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Company LLC, and each
of Variable Insurance Products Fund, Variable Insurance
Products Fund II, Variable Insurance Products Fund III,
Variable Insurance Products Fund IV and Variable
Insurance Products Fund V
Exhibit (h)(b)(6) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)(c)(1)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisors Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 24, for NML Variable Annuity Account A, File No. 333-72913, filed on April 25, 2012
(h)(c)(2)	Amendment to Participation Agreement dated January 4, 2021 among Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(c)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(c)(3)
Amendment No. 2 dated July 24, 2024, to Participation
Agreement dated April 30, 2007, among Neuberger
Berman Advisers Management Trust, Neuberger Berman
BD LLC (formerly Neuberger Berman Management,
Inc.), and The Northwestern Mutual Life Insurance
Company
Exhibit (h)(c)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(d)(1)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(d) to Form N-4 Post-Effective Amendment No. 27 for NML Variable Annuity Account A, File No. 333-72913, filed on October 1, 2013
(h)(d)(2)
Amendment to Participation Agreement dated
January 4, 2021 among Credit Suisse Trust, Credit Suisse
Asset Management, LLC, Credit Suisse Securities (USA)
LLC, and The Northwestern Mutual Life Insurance
Company
Exhibit (h)(d)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(d)(3)	Assignment and Assumption Agreement dated April 24, 2024 among Credit Suisse Securities (USA) LLC, and UBS Asset Management (US) Inc.	Exhibit (h)(d)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(h)(d)(4)
Amendment No. 2 dated July 24, 2024, to Participation
Agreement dated September 27, 2013, among Credit
Suisse Trust, UBS Asset Management (Americas) LLC
(formerly Credit Suisse Asset Management, LLC), and
UBS Asset Management (US) Inc. (formerly Credit
Suisse Securities (USA) LLC), and The Northwestern
Mutual Life Insurance Company
Exhibit (h)(d)(4) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(h)(e)
Fund Participation and Service Agreement dated
May 1, 2025 among The Northwestern Mutual Life
Insurance Company, Capital Client Group, Inc., American
Funds Insurance Series, American Funds Service
Company and Capital Research and Management
Company
Exhibit (h)(e) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(f)
Fund Participation Agreement dated May 1, 2025 by and
among The Northwestern Mutual Life Company,
BlackRock Investments, LLC, and each of BlackRock
Variable Series Funds, Inc. and BlackRock Variable Series
Funds II, Inc.
Exhibit (h)(f) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(g)
Fund Participation Agreement dated May 1, 2025 by and
among The Northwestern Mutual Life Company,
Columbia Funds Variable Insurance Trust, Columbia
Funds Variable Series Trust II, Columbia Management
Investment Advisers, LLC and Columbia Management
Investment Distributors, Inc.
Exhibit (h)(g) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(h)
Participation Agreement dated May 1, 2025 among The
Northwestern Mutual Life Insurance Company,
Northwestern Mutual Investment Services, LLC, John
Hancock Variable Insurance Trust and John Hancock
Distributors, LLC
Exhibit (h)(h) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(a)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(i)(b)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)(b)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)(b)(3)	Amended and Restated Service Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company LLC	Exhibit (i)(b)(3) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(c)	Administrative Services Agreement dated October 1, 2013 between Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Company	Exhibit (h)(h)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(i)(d)	Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and BlackRock Advisors, LLC	Exhibit (i)(d) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(e)	Variable Portfolio Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and Columbia Management Investment Services Corp.	Exhibit (i)(e) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(f)	Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and John Hancock Variable Trust Advisers LLC	Exhibit (i)(f) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(g)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(i)(h)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(j)(1)	Power of Attorney	Exhibit (j)(1) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(j)(2)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(j)(3)	Rule 22c-2 Agreement dated April 9, 2025 among The Northwestern Mutual Life Insurance Company, American Funds Insurance Series and American Funds Service Company	Exhibit (j)(4) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(j)(4)
Business Agreement dated May 1, 2025 by and among
The Northwestern Mutual Life Insurance Company,
Northwestern Mutual Investment Services, LLC, Client
Capital Group, Inc. and Capital Research and
Management Company
Exhibit (j)(4) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Consent of PricewaterhouseCoopers LLP	Filed herewith
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
Item 28.  Directors and Officers of the Depositor
The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of June 1, 2025
Name	Address
Anne F. Ackerley	Senior Advisor - BlackRock (Retirement Group) BlackRock 50 Hudson Yards New York, NY 10001

Nicholas E. Brathwaite	Founding Managing Partner Celesta Capital One California Street, Ste 1750 San Francisco, CA 94111

Timothy J. Gerend	Chairman, President & Chief Executive Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

P. Russell Hardin	Retired President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Andrew J. Harmening	President and Chief Executive Officer Associated Bank Associated Bank River Center 111 E. Kilbourn Ave, 2nd Floor, Suite 200 Milwaukee, WI 53202

David P. Hollander	Retired Principal, Global Insurance Sector Leader Ernst & Young, LLP 180 Golf House Road Haverford, PA 19041

Randolph W. Melville	Retired Senior Vice President & General Manager West Frito-Lay North America 7901 Windrose Avenue, Unit 604 Plano, TX 75024

Jaime Montemayor	Chief Digital and Technology Officer General Mills One General Mills Boulevard Minneapolis, MN 55426

Timothy H. Murphy	Chief Administrative Officer Mastercard 2000 Purchase Street Purchase, NY 10577

Andrew N. Nunemaker	Chief Executive Officer Groupware Technologies 3230 E. Kenwood Blvd Milwaukee, WI 53211

Anne M. Paradis	Retired Chief Executive Officer MicroTek, Inc. 72 Reservation Road Sunderland, MA 01375

Name	Address
Sandra R. Rogers	Retired Vice President – Supply Chain Hillrom 12363 E. Black Rock Road Scottsdale, AZ 85255

Aarti S. Shah	Retired Senior Vice President, Chief Information and Digital Officer Eli Lilly 13360 Sioux Trail Carmel, IN 46033

Ralph A. Weber	General Counsel Marquette University 1250 W Wisconsin Avenue Milwaukee, WI 53233

Juan C. Zarate	Global Co-Managing Partner & Chief Strategy Officer K2 Integrity 1050 Connecticut Avenue NW, Suite 680 Washington, DC 20036
EXECUTIVE OFFICERS – As of June 1, 2025
Timothy J. Gerend	Chairman, President & Chief Executive Officer
John E. Bentley	Executive Vice President & Chief Investment Officer
Kelly I. Culler	Executive Vice President & Chief People Officer
David L. Gordon	Executive Vice President & Chief Digital & Information Officer
Todd M. Jones	Executive Vice President & Chief Financial Officer
Raymond J. Manista	Executive Vice President, Chief Legal & Public Affairs Officer
John C. Roberts	Executive Vice President & Chief Field Officer
Jeffrey D. Sippel	Executive Vice President & Chief Strategy Officer
Kamilah D. Williams-Kemp	Executive Vice President & Chief Product Officer
The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant
The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of December 31, 2024 are set forth on the following pages. In addition to these subsidiaries, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:
1.
NML Variable Annuity Account A
2.
NML Variable Annuity Account B
3.
NML Variable Annuity Account C
4.
Northwestern Mutual Variable Life Account
5.
Northwestern Mutual Variable Life Account II
NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1)
(as of December 31, 2024)
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Northwestern Mutual Investment Management Company LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Investment Services LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Wealth Management Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
All Other Subsidiaries
1838938 Alberta Ltd(2)	Canada	The Northwestern Mutual Life Insurance Company	100
1890 Maple LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
200 12th Street LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
720 East LLC(2)	Delaware	Northwestern Mutual Investment Management Company LLC	100
777 North Van Buren Apartments LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
777 North Van Buren Parking LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
777 North Van Buren Retail LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
AC 2020 NMTC Investor LLC(2)	Louisiana	The Northwestern Mutual Life Insurance Company	99
Amber LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Baraboo Inc(2)	Delaware	NML Securities Holdings LLC	100
Bayridge LLC(2)	Delaware	NML Real Estate Holdings LLC	100
BCC Cancer Center Venture LP(2)	Delaware	NM Cancer Center GP LLC	0.01
		NM Imperial LLC	83.99
		RE Corp	16
Bell Road Venture Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90
Bishop Square LLC(2)	Delaware	NM BSA LLC	100
Brandywine Distribution LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Burgundy LLC(2)	Delaware	NML Real Estate Holdings LLC	100
C - Land Fund LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Capitol View Joint Venture(2)	Tennessee	C-Land Fund LLC	85
Capitol View JV-D(2)	Tennessee	C-Land Fund LLC	80
Capitol View JV-E(2)	Tennessee	C-Land Fund LLC	70
Cedarstone LLC(2)	Delaware	Baraboo Inc	100
Chateau LLC(2)	Delaware	NML Securities Holdings LLC	100
Coral Inc(2)	Delaware	NML Securities Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Cortona Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Cream City Venture Capital LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99
		NML Development Corporation	1
Crosland Greens LLC(2)	North Carolina	C-Land Fund LLC	85
Crown Farm Partners LLC(2)	Maryland	NM Imperial LLC	99
		RE Corp	1
Dortmund LLC(2)	Delaware	NML Securities Holdings LLC	100
East Pointe Commons Limited Partnership	Wisconsin	EP Commons LLC	30
		The Northwestern Mutual Life Insurance Company	70
Ellington Residential LLC(2)	Maryland	Crown Farm Partners, LLC	100
EP Commons LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	50
Fairfield Potomac Club LLC(2)	Delaware	NM Imperial LLC	99
		RE Corp	1
FES LLC(2)	Delaware	NML Securities Holdings LLC	100
Fifth and Lavaca Republic Square Limited Partnership(2)	Delaware	The Northwestern Mutual Life Insurance Company	94.05
		NM Twin Creeks GP LLC	0.95
GRO-SUB LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Hazel Inc(2)	Delaware	NML Securities Holdings LLC	100
Higgins Inc(2)	Delaware	NML Securities Holdings LLC	100
High Street Station Square Pittsburgh I LLC(2)	Delaware	NM Imperial LLC	89
		NM High Street 1 LLC	11
Hobby Inc(2)	Delaware	NML Securities Holdings LLC	100
Hollenberg 1 Inc(2)	Delaware	NML Securities Holdings LLC	100
Iron Key Insurance Services LLC(2)	Delaware	Lake Emily Holdings LLC	100
Lake Emily Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Lakelands Associates LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	85
Logan Inc(2)	Delaware	NML Real Estate Holdings LLC	100
Los Alamitos Corporate Center Joint Venture LLC(2)	California	NM Imperial LLC	99
		RE Corp	1
Maroon Inc(2)	Delaware	NML Securities Holdings LLC	100
Mason & Marshall Inc(2)	Delaware	NML Securities Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
MCC Castro Station LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	98.5
Model Portfolios LLC(2)	Delaware	NML Securities Holdings LLC	100
Network Office Cashiership LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
Nicolet Inc(2)	Delaware	NML Securities Holdings LLC	100
NM BSA LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Cancer Center GP LLC(2)	Delaware	NM Imperial LLC	100
NM Career Distribution Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM DFW Lewisville LLC(2)	Delaware	NM Majestic Holdings LLC	100
NM Eagle I LLC(2)	Delaware	NML Securities Holdings LLC	100
NM Gen LLC(2)	Delaware	NML Securities Holdings LLC	100
NM GP Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM Green LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM High Street 1 LLC(2)	Delaware	NM Imperial LLC	89
		NM High Street 2 LLC	11
NM High Street 2 LLC(2)	Delaware	NM Imperial LLC	100
NM Imperial LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Investment Holdings LLC(2)	Delaware	NML Securities Holdings LLC	100
NM Lion LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Majestic Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Neptune LLC(2)	Delaware	NM Regal LLC	100
NM Network Office 135 Insurance Agency LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM Pioneer LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM QOZ Fund II LLC(2)	Delaware	QOZ Holding Company LLC	100
NM QOZ Fund III LLC(2)	Delaware	QOZ Holding Company LLC	100
NM QOZ Fund IV LLC(2)	Delaware	QOZ Holding Company LLC	100
NM QOZ Fund LLC(2)	Delaware	QOZ Holding Company LLC	100
NM RE Funds LLC(2)	Delaware	NML Real Estate Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM Regal LLC(2)	Delaware	NML Securities Holdings LLC	100
NM Twin Creeks GP LLC(2)	Delaware	NM Imperial LLC	100
NM Van Buren LLC(2)	Delaware	NML Securities Holdings LLC	100
NM VI Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-808 West LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NMC JCAF VI CARRY LP(2)	Delaware	Northwestern Mutual Investment Management Company LLC	35.71
NMC V GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMC VI GP LLC(2)	Delaware	NM GP Holdings LLC	100
NM-Hemlock LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Jasper LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NML Development Corporation(2)	Delaware	NML Securities Holdings LLC	100
NML Real Estate Holdings LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
NML Securities Holdings LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
NMLSP1 LLC(2)	Delaware	NML Securities Holdings LLC	100
NM-MNO LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
NM-Muse LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NMPE I GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMPE II GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMPE III GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMPE IV GP LLC(2)	Delaware	NM GP Holdings LLC	100
NM-Port Royale LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Pulse LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-RESA LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NMRM Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM-SAS LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Skye LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Target Distribution Center 1 LLC(2)	Delaware	NM-Target.com Distribution Center LLC	89
		NM-Target Distribution Center -2 LLC	11

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM-Target Distribution Center 2 LLC(2)	Delaware	NM-Target.com Distribution Center LLC	100
NM-Target Distribution Center Property Owner LLC(2)	Delaware	NM-Target.com Distribution Center LLC	89
		NM-Target Distribution Center -1 LLC	11
NM-Target.com Distribution Center LLC(2)	Delaware	NM Imperial LLC	100
Northwestern Broadway Plaza LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Capital Equity Fund VII LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	13.38
Northwestern Mutual Capital Equity Fund VII-A LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	39
Northwestern Mutual Capital Equity GP VII LP(2)	Delaware	NM GP Holdings LLC	50
Northwestern Mutual Capital GP III LLC(2)	Delaware	NM GP Holdings LLC	100
Northwestern Mutual Capital GP IV LLC(2)	Delaware	NM GP Holdings LLC	100
Northwestern Mutual Capital GP LLC(2)	Delaware	NM GP Holdings LLC	100
Northwestern Mutual MU TLD Registry LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Registry LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwoods Phase I LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwoods Phase II LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwoods Phase III LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NP Keystone Building 20 LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	91
Osprey Links Golf Course LLC(2)	Delaware	Osprey Links LLC	100
Osprey Links LLC(2)	Delaware	NM Imperial LLC	99
		RE Corp	1
Plantation Oaks MHC-NM LLC(2)	Delaware	NM Imperial LLC	100
Pompano Property Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90
QOZ Holding Company LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
RE Corp(2)	Delaware	NML Real Estate Holdings LLC	100
Realen Valley Forge Greenes Associates(2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	95.93
Regency NM Johns Creek LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Russet Inc(2)	Delaware	NML Real Estate Holdings LLC	100
Scaleybark Phase I LLC(2)	Delaware	C-Land Fund LLC	85
Scotty LLC(2)	Delaware	Hobby Inc	8.85
		Maroon Inc	91.15
Seattle Network Office LLC(2)	Delaware	NM Career Distribution Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Seazen GP LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Seazen Rocky Point LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.9
		Seazen GP LLC	0.1
Tampa Mariner Street Apts LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90
Tupelo Inc(2)	Delaware	NML Securities Holdings LLC	100
Two Con Holdings LLC(2)	Delaware	Bishop Square LLC	100
Two Con LLC(2)	Delaware	Two Con Holdings LLC	100
Two Con SPE LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Variable Innovation LLC(2)	Delaware	NM VI Holdings LLC	100
Ventura Lakes MHC-NM LLC(2)	Delaware	NM Imperial LLC	100
Vienna Metro Joint Venture LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	85
Walden OC LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Waterside Lanier Venture Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	91
Wells Street LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Westpark Corporate Center LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	44.5
		NM GP Holdings LLC	44.5
White Oaks Inc(2)	Delaware	NML Securities Holdings LLC	100
Wysh Financial LLC(2)	Delaware	Wysh Holdings LLC	100
Wysh Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Wysh Insurance Agency LLC(2)	Delaware	Wysh Life and Health Insurance Company	100
Wysh Life and Health Insurance Company(2)	Wisconsin	Wysh Holdings LLC	100
Wysh LLC(2)	New York	Wysh Holdings LLC	100
(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2023, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
Item 30. Indemnification
(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.
(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:
B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.
This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.
This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.
The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.  Principal Underwriters
(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-01668), the Northwestern Mutual Variable Life Account (811-03989), the Northwestern Mutual Variable Life Account II (811-21933), and the Trust for Professional Managers (811-10401).
(b) As of June 1, 2025, the directors and officers of NMIS are as follows:
Name	Position
Brett Albers	Treasurer, Financial and Operations Principal
Laura M. Deaner	Chief Information Security Officer
Quentin M. Doll	Director
Bradley L. Eull	Secretary
Betsy Heisler	Vice President - Risk Products

Name	Position
Thomas R. Hendricks	Vice President - Wealth Advisory Programs
Dean M. Hopp	Vice President - IPS Investment Programs
Dawn M. Kalinowski	Chief Operating Officer
Susan K. Limbach	Assistant Treasurer
Nicole E. Lund	Vice President - NMIS Compliance, Chief Compliance Officer
Kelly L. Martin	Assistant Treasurer
Mark E. McNulty	NMIS Anti-Money Laundering Officer
Alyssa G. Meyer	Senior Director - IPS Oversight and Controls
Roderick W. Mikus	Vice President - Operations
Alaka S. Mishal	Chief Technology Officer
Blaire L. Puls	Variable Investment Product Consultant
John C. Roberts	Executive Vice President, Chief Distribution Officer
Deborah A. Schultz	Director
Justin Stipan	Distribution Performance Principal
William H. Taylor	Vice President - Planning and Sales
Laila M. Valters	President
Becki Williams	Vice President - Advanced Markets
Kamilah D. Williams-Kemp	Executive Vice President – New Business
Terry R. Young	Assistant Secretary
The address for each director and officer of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(c) NMIS, the principal underwriter, received $16,482 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year for sales of variable annuity contacts, and interests therein, issued in connection with the Registrant.
Item 32. Location of Accounts and Records
All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 33. Management Services
There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.
Item 34. Fee Representation
The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.
REPRESENTATION REGARDING TAX-DEFERRED ANNUITIES
Reference is made to a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission and addressed to the American Council of Life Insurance (the “no-action letter”). In accordance with the requirements of paragraph (5) on page 4 of the no-action letter, the Registrant represents that the no-action letter is being relied upon and that the provisions of paragraphs (1)(4) thereof have been complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account C, certifies that it meets all the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on June 2, 2025.
NML VARIABLE ANNUITY ACCOUNT C
(Registrant)
By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Raymond J. Manista
Raymond J. Manista Executive Vice President, Chief Legal & Public Affairs Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Depositor on June 2, 2025.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)
By:	/s/ Raymond J. Manista
Raymond J. Manista Executive Vice President, Chief Legal & Public Affairs Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:
Signature	Date	Title
/s/ Timothy J. Gerend	June 2, 2025	Chairman, Trustee and Chief Executive Officer; Principal Executive Officer
Timothy J. Gerend
/s/ Todd M. Jones	June 2, 2025	Executive Vice President and Chief Financial Officer; Principal Financial Officer
Todd M. Jones
/s/ Charles S. Mondesir	June 2, 2025	Vice President, Chief Accounting Officer and Controller; Principal Accounting Officer
Charles S. Mondesir

Signature	Title
/s/ Anne F. Ackerley*	Trustee
Anne F. Ackerley
/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite
/s/ P. Russell Hardin*	Trustee
P. Russell Hardin
/s/ Andrew J. Harmening*	Trustee
Andrew J. Harmening
/s/ David P. Hollander*	Trustee
David P. Hollander
/s/ Randolph W. Melville*	Trustee
Randolph W. Melville
/s/ Jaime Montemayor*	Trustee
Jaime Montemayor
/s/ Timothy H. Murphy*	Trustee
Timothy H. Murphy
/s/ Andrew N. Nunemaker*	Trustee
Andrew N. Nunemaker
/s/ Anne M. Paradis*	Trustee
Anne M. Paradis
/s/ Sandra R. Rogers*	Trustee
Sandra R. Rogers
/s/ Aarti S. Shah*	Trustee
Aarti S. Shah
/s/ Ralph A. Weber*	Trustee
Ralph A. Weber
/s/ Juan C. Zarate*	Trustee
Juan C. Zarate

*By:	/s/ Raymond J. Manista

Raymond J. Manista, Attorney in fact, pursuant to the Power of Attorney incorporated by reference to Exhibit (j)(g) to Form N-6 Post-
Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025

Each of the signatures is affixed as of June 2, 2025.

EXHIBIT INDEX
EXHIBITS FILED WITH FORM N-4
POST-EFFECTIVE AMENDMENT NO. 53 TO
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
FOR
NML Variable Annuity Account C
Exhibit	Description
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Consent of PricewaterhouseCoopers LLP	Filed herewith